Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  JUNE 6, 1997


                          BLACK WARRIOR WIRELINE CORP.
================================================================================
             (Exact name of registrant as specified in its charter)


DELAWARE                             0-18754                         11-2904094
================================================================================
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)


               3748 HIGHWAY 45 NORTH, COLUMBUS, MISSISSIPPI 39701
================================================================================
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (601) 329-1047


================================================================================
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
         PWS Acquisition. On June 6, 1997, pursuant to an agreement entered into on that date, the Company acquired all of the issued and outstanding capital stock of Production Well Services, Inc., a Mississippi corporation ("PWS"). PWS is engaged in the wireline and oil and gas well services business in the south Mississippi area. The capital stock was acquired from Vernon E. Tew,Jr., Mark R. Roberts, E.J. Wooten, Chester H. Whatley and William A. Tew, for an aggregate purchase price of $586,000 which included cash of approximately $46,000 held by PWS at the closing, less any liabilities in excess of $112,500, and 133,333 shares of the Company's Common Stock which are to be issued on January 1, 1998. PWS receivables at the closing of the transaction were retained by the sellers. PWS's operating assets include, among other items, four wireline trucks and related equipment. All of the trucks and other equipment are believed by the Company to be in good operating condition.

         In conjunction with the transaction, Mark Roberts and Vernon Tew entered into three-year employment agreements with PWS which provide for monthly salaries of $4,000, plus an initial bonus of $20,000.

         The cash  portion  of the  purchase  price  for PWS was paid out of the
proceeds  of  borrowings  from  St.  James  Capital  Partners,   L.P.  completed
concurrently with the PWS acquisition. See Item 5. Other Events.

         Petro-Log Acquisition. On June 9, 1997, pursuant to an agreement entered into on that date, the Company acquired effective June 1, 1997, all of the issued and outstanding capital stock of Petro-Log, Incorporated, a Wyoming corporation ("Petro-Log"). Petro-Log is engaged in the wireline and oil and gas well services business in Wyoming, Montana and South Dakota. The capital stock was acquired from John L. Morton, Theodore W. Morton and John D. Morton for an aggregate consideration of $2,137,500, all of which was paid in cash at the closing. Assets of Petro-Log excluded from the transaction included, among other items, cash and cash equivalents, real estate and accounts receivable. All the liabilities of Petro-Log outstanding at the closing time are to be paid by the selling stockholders. Petro-Log's operating assets include, among other items, seventeen wireline trucks operated out of three district offices in Casper, Riverton and Powell, Wyoming. All of the trucks and other equipment are believed by the Company to be in good operating condition.

         The purchase price for Petro-Log was paid out of the proceeds of borrowings from St. James Capital Partners, L.P. See Item 5. Other Events.
                                                     --------------------

Item 5.  Other Events.
         ------------
         The acquisitions of PWS and Petro-Log were financed with the proceeds of borrowings from St. James Capital Partners, L.P. ("St. James"). Pursuant to an Agreement for Purchase and Sale dated June 6, 1997 (the "Agreement") between the Company and St. James, the Company agreed to issue and sell and St. James agreed to purchase the Company's promissory notes aggregating $5,000,000. Of such amount, $2,000,000 is represented by the Company's 9% Convertible Promissory Note due June 6, 2002, and $3,000,000 is represented by the Company's 10% Bridge Loan Note due September 4, 1997, subject to extension of the maturity date to October 4, 1997. The $2,000,000 note is convertible into shares of the Company's Common Stock at an initial conversion price of $2.75 per share, increasing one year after issuance to $3.25 per share and further increasing two years after issuance to $3.75 per share, subject to anti-dilution adjustment for certain issuances of securities by the Company at prices per share of Common Stock less than the conversion price then in effect. Payment of principal and interest on both of the notes is collateralized by substantially all the assets of the Company. The Company is seeking to refinance the bridge note with the proceeds of a senior secured loan not yet obtained. St. James has agreed to subordinate the indebtedness owing to it to up to $4,000,000 of indebtedness of the Company to a senior lender out of which, if borrowed prior to its maturity date, the Bridge Note must be paid, and up to $2,000,000 of working capital financing. St. James was also issued warrants to purchase an aggregate of 666,000 shares of Common Stock at an initial exercise price of $2.75 per share, increasing one year after issuance to $3.25 per share and further increasing two years after issuance to $3.75 per share, subject to anti-dilution adjustment for certain issuances of securities by the Company at prices per share of Common Stock less than the exercise price then in effect. The maturity of the Bridge Note can be extended to October 4, 1997 upon issuance of warrants containing the same terms to purchase an additional 20,000 shares of Common Stock. The shares issuable on conversion of the note and exercise of the warrants have demand and piggy-back registration rights under the Securities Act of 1933. The Company agreed that one person designated by St. James would be nominated for election to the Company's Board of Directors. The Agreement grants St. James certain preferential rights to provide future financing to the Company, subject to certain exceptions. The notes contain various affirmative and negative covenants, including a prohibition against the Company consolidating, merging or entering into a share exchange with another person, with certain exceptions, without the consent of St. James. Events of default under the notes include, among other events, a default under the other St. James note, a breach of the Company's covenants, representations and warranties under the Agreement, subject to certain exceptions, any person or group of persons acquiring 40% or more of the voting power of the Company's outstanding shares who was not the owner thereof as of June 6, 1997, a merger of the Company with another person, its dissolution or liquidation or a sale of all or substantially all its assets, and certain events of bankruptcy. In the event of a default under either note, St. James could seek to foreclose against the collateral for the notes.

         Of the $5,000,000 proceeds from the sale of the notes, $2,000,000 was advanced concurrently with the acquisition of PWS and $3,000,000 was advanced concurrently with the acquisition of Petro-Log. In addition to providing the funds to complete the PWS and Petro-Log acquisitions, the proceeds will be used to purchase and improve equipment, including the purchase of four additional wireline trucks, and for working capital.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------
         (a)      Financial statements of business acquired.

                  Financial statements of PWS are not required.

                  It is impracticable for the Company to provide the required financial statements for Petro-Log at the time this Current Report on Form 8-K is filed. Such financial statements will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

         (b)      Pro forma financial information.

                  Pro-forma financial statements reflecting the PWS acquisition are not required.

                  It is impracticable for the Company to provide the required pro forma financial information for Petro-Log at the time this Current Report on Form 8-K is filed. Such pro forma information will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c)      Exhibits

         (1) Purchase and Sale Agreement dated June 6, 1997 between Black Warrior Wireline Corp. and Vernon E. Tew, Jr., Mark R. Roberts, E.J. Wooten, Chester Whatley and William A. Tew.

         (2) Purchase and Sale Agreement dated June 9, 1997 between Black Warrior Wireline Corp. and John L. Morton, Theodore W. Morton, and John D. Morton.

         (3) Agreement for Purchase and Sale dated June 6, 1997 between Black Warrior Wireline Corp. and St. James Capital Partners, L.P.

         (4) $2,000,000 Convertible Promissory Note dated June 6, 1997 issued to St. James Capital Partners, L.P.

         (5) $3,000,000 Bridge Loan Promissory Note dated June 6, 1997 issued to St. James Capital Partners, L.P.

         (6) Warrant dated June 6, 1997 to purchase 546,000 shares of Common Stock issued to St. James Capital Partners, L.P.(1)

         (7) Warrant dated June 6, 1997 to purchase 120,000 shares of Common Stock issued to St. James Capital Partners, L.P.(1)

         (8) Registration Rights Agreement between Black Warrior Wireline Corp. and St. James Capital Partners, L.P. dated June 6, 1997.



-------------
(1) To be filed by amendment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Black Warrior Wireline Corp.





Dated:  June 20, 1997                  By:      /s/ William L. Jenkins
                                                --------------------------------
                                                  William L. Jenkins, President

                                                                       EXHIBIT 1




                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


         Agreement made and entered the 6th day of June, 1997, but effective as of the 1st day of June, 1997, (the "Effective Date") between and among BLACK WARRIOR WIRELINE CORP, a Delaware corporation with its principal place of business at 3748 Highway 45, North, Columbus, Mississippi (hereinafter referred to as "Purchaser") and VERNON E. TEW, JR., MARK R. ROBERTS, E. J. WOOTEN, CHESTER H. WHATLEY and WILLIAM A. TEW (hereinafter referred to as "Sellers") who are the sole shareholders of PRODUCTION WELL SERVICES, INC., a Mississippi corporation (hereinafter referred to as the "Corporation").

         WHEREAS, Purchaser and Sellers are the parties to that certain Letter of Intent dated January 28, 1997, relating to the acquisition by Purchaser of all stock in the Corporation;

         WHEREAS, the parties desire to amend and further record their agreement and provide for the closing thereof.

         NOW, THEREFORE, the parties agree as follows:


                                I. Sale of Stock
                                ----------------
         Subject to the terms and conditions set forth below, and to the payment of the Purchase Price set forth in paragraph 2 herein, the receipt and sufficiency of which is hereby acknowledged, Purchaser agrees to buy and Sellers agree to sell and convey clear and merchantable title to Purchaser of all of the outstanding stock of Production Well Services, Inc., a Mississippi corporation (hereinafter referred to as the "Corporation"), free and clear of all liens and encumbrances, upon the terms and conditions set forth below. Sellers warrant that they hold all of the outstanding stock of the Corporation, 240 shares of common stock.

                               II. Purchase Price
                               ------------------
         The Purchase Price for the stock to be purchased hereunder shall be allocated among the Sellers in proportion to their respective holdings of the outstanding stock of the Corporation. There shall be three (3) components of the Purchase Price for the stock to be purchased hereunder. The Purchase Price paid to Sellers shall be an amount computed according to the components indicated below in Section 2.1, 2.2 and 2.3.

         2.1 A sum payable in cash at Closing, equal to (1) $540,000, (2) plus the sum of all cash and cash equivalents of the Corporation on hand immediately prior to Closing, (3) plus the profit of the Corporation for the period June 1 through June 6, 1997, after deducting all taxes and deducting any receipts for work done June 1 through June 6, 1997, which have been collected by the Corporation prior to Closing and are thus included within the cash and cash equivalents referred to in Section 2.1(2), above, (which profits shall be calculated by the parties and paid by June 30, 1997) and (4) less an amount of cash or equivalents equal to the amount of debts and liabilities of the Corporation immediately prior to Closing that are in excess of $112,500. It is specifically agreed by and between the Parties hereto that the sum and amount described in this Section 2.1 fairly represents the value of all assets of the Corporation (the "Operating Assets") other than the receivables, which are addressed in Section 2.3, said Operating Assets to include all of the business assets of the Corporation which Purchaser expects to use in its continued operation, including, but not limited to:

                  (a) The trade name Production Well Services, Inc., and PWS, and all related trade names, trademarks, emblems and descriptions related thereto;

                  (b) All of the trucks, equipment, inventory, customer lists, books and records, office equipment, shop machinery, testing tools, intellectual properties and rights thereto, whether or not patented or patentable, other vehicles and related assets, including, but not limited to, those assets described on Exhibit 2.1(b), attached hereto and made a part hereof, together with all other assets used in the operation of Production Well Services, Inc.

         2.2 On January 1, 1998 Purchaser shall deliver to Sellers 133,333 shares of stock of the Corporation, which Sellers and Purchaser agree has a value of $400,000 based on a bid price of $3.00 per share on the Closing Date. It is the intent of the parties that this portion of the purchase price shall be treated as an installment sale under the Internal Revenue Code (the "Code") and Purchaser specifically agrees that it shall not file an election under Section 338 of the Code with respect to this transaction. The Stock shall not be registered under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state or other jurisdiction. The Shareholders understand that the shares may only be disposed of pursuant to an effective registration statement filed under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act and applicable securities laws of other jurisdictions.

         2.3 The sum and amount of the actual Net Receivables of the Corporation for all work done prior to Closing, when and as collected by the Corporation following Closing. As used herein the term "Net Receivables" shall mean the gross amount collected by the Corporation for receivables accrued as of Closing, less: any third party cost of collection, such as attorneys fees, collection agency fees, etc. It is the intent that: income tax on the Net Receivables has been accrued as a part of liabilities shown on the Closing Financial Statement; Purchaser is buying stock; the parties understand that Sellers will receive capital gains treatment on this component of the sales price; provided that all parties also acknowledge that if the Internal Revenue Service or state tax authorities should assert that other than capital gains treatment applies, no adjustment to the purchase price will be made.

                  2.3.1 Exhibit 2.3.1 lists and describes all receivables of the Corporation for work done prior to Closing. It is specifically agreed by and between the parties hereto that the Net Receivables to be paid to Sellers pursuant to Section 2.3 shall come from this list.

                  2.3.2 On a monthly basis, Purchaser shall provide a summary of the Net Receivables collected during the preceding month and shall pay over such Net Receivables to Sellers.

                  2.3.3 As the Closing Financial Exhibit described in Article III shall include an income tax accrual attributable to the Net Receivables, and as said accrual increases the liabilities of the Corporation, thereby lowering the cash payment at Closing in Section 2.1, it is specifically agreed among the Parties that in the event that any of the Net Receivables are uncollected as of December 26, 1997, Purchaser shall pay Sellers by December 31, 1997, cash in an amount equal to the tax accrual attributable to said Net Receivables that were uncollected as of December 26, 1997. Should said Receivables thereafter be collected, Purchaser shall retain all amounts collected.


                  III. Closing Financial Conditions and Exhibit
                  ---------------------------------------------
         A Closing Financial Exhibit shall be prepared by Marcus J. Martin, accountant for the Corporation, of Laurel, Mississippi. The Closing Financial Exhibit shall reflect the liabilities of the Corporation as of the Closing Date, including but not limited to, an accrual for income taxes for all periods prior to Closing. The accrual for income taxes for all periods prior to Closing shall include an accrual for income taxes attributable to the Net Receivables described in Section 2.3, above.

         3.1 Closing of this transaction is subject to the Corporation meeting the following financial conditions:

                  3.1.1 After the reduction of the component of the Purchase Price described in Section 2.1.4 above, the Corporation shall have debts and liabilities totalling not more than $112,500.

                  3.1.2 Expendable inventory of the Corporation on hand as of the Closing Date shall have a minimum value equal to the inventory scheduled on
Exhibit 3.1.2 hereof. Compliance
with this requirement shall be verified by representatives of Purchaser and Sellers immediately prior to Closing.

                  3.1.3 The Closing Financial Exhibit shall accrue all liabilities of the company as of the Closing Date, including liability for income taxes for all periods prior to Closing, including the period from and after January 1, 1997.

                  3.1.4 Accounts payable of the Corporation shall be reflected in the Closing Financial Exhibit. Cash shall be retained, and not paid to Sellers pursuant to Section 2.1 hereof, in an amount equal to the excess of all accounts payable and all other liabilities of the Corporation as of Closing in excess of $112,500.

         3.2 In addition to, and without in any way limiting, the warranties and representations of Sellers granted in Article IV hereof, Sellers do hereby jointly and severally warrant that the Closing Financial Exhibit provided for in
Section 3.1 hereof is true and correct. Sellers hereby indemnify and hold Purchaser harmless from any and all liabilities of the Corporation existing as of the Closing Date that are in excess of the liabilities reflected on the Closing Financial Exhibit. Without in any way limiting the foregoing warranty, or the warranties and representations granted in Article IV hereof, there shall be a reconciliation and restatement of the liabilities of the Corporation made in December, 1997, Purchaser and the Corporation shall furnish Sellers with a statement as to excess liabilities, and Sellers shall reimburse the Corporation for such excess liabilities, if any.


                  IV. Warranties and Representations of Sellers
                  ---------------------------------------------
         Sellers do hereby, jointly and severally, give the following warranties to Purchaser, which warranties shall survive Closing:

         4.1 The shares of stock in the Corporation and all assets of the Corporation are free and clear of all liens and encumbrances except as to the $112,500 debt referred to in Article 2 hereof.

         4.2 Production Well Services, Inc., and the business that it operates is now, and shall be at Closing, in compliance with all applicable laws and regulations, including without limitation licensing and environmental laws.

         4.3 The financial records and descriptive information relating to the operation of Production Well Services, Inc., previously furnished to Purchasers, including, without limitation, the tax returns, financial statements, income statements and customer lists, as well as the Closing Financial Exhibit, are true and correct.

         4.4 The operating assets of Production Well Services, Inc., are in good and workable condition, ordinary wear and tear excepted.

         4.5 Production Well Services, Inc., is a corporation, duly organized, validly existing and in good standing under the laws of Mississippi, and is duly qualified to do business and in good standing in all states in which its ownership or leasing of property or the conduct of its business requires it to be so qualified. All of the outstanding capital stock of Production Well Services, Inc., is validly issued, fully paid and non-assessable. All of such stock is owned by Sellers free and clear of any liens. No agreements have been entered into regarding such stock and, without limiting the foregoing, there is no buy-sell agreement or other agreement pursuant to which any party has a preferential right to purchase such stock. Without limiting the generality of the foregoing, the Corporation has no obligation to issue any stock to any person.

         4.6 Sellers' execution, delivery or performance of this agreement, including without limitation the execution and completion of any agreement contemplated hereby, will not violate or conflict with any provision of the Corporation's Certificate of Incorporation, Bylaws or other corporate documents, nor will it violate or constitute an event of default, or permit acceleration of any obligations, pursuant to any agreement, including, without limitation, debt agreements, to which the Sellers or the Corporation are a party.

         4.7 The Corporation is not party to any contracts calling for the Corporation to either provide or acquire goods or services. Without limiting the generality of the foregoing, there has been no contract or quotation, arrangement or understanding for the future sale of services by the Corporation which extends beyond thirty (30) days.

         4.8 Other than the Employment Agreements called for in Article IX hereof, the Corporation is not a party to any labor contracts of any kind, including, without limitation, collective bargaining agreements. There are no compensation plans, pension, and retirement plans, bonus and saving plans, vacation or sick leave plans or policies, or disability plans to which the Corporation is a party. The Corporation maintains group heath insurance coverage on 7 of its employees.

         4.9 The Corporation has filed all tax returns and filings which the Corporation is required to file with the appropriate government agencies, and the information set forth in tax returns is true, correct and complete. Without limiting the generality of the foregoing, the 1996 Income Tax Returns (for U.S. and all required States) have been filed and is correct.

         4.10 There is no litigation, pending or threatened, against the Corporation.

         4.11 Since the inspection of the Corporation's Operating Assets and inventory mutually conducted by Sellers and Purchaser in January, 1997, such assets have been only used in the ordinary course of business, and no such assets have been sold, conveyed, loaned or returned for credit.


                              V. Debts, Liabilities
                              ---------------------
         5.1 The Corporation shall be responsible for and shall pay only the debts and liabilities reflected on the Closing Financial Exhibit, together with those debts and liabilities incurred in operation of the business subsequent to 5:00 p.m. on the Closing Date, none of which shall be the responsibility of Sellers. While this transaction is effective, for accounting purposes, on June 1, 1997, Sellers warrant that the debts and liabilities of the Corporation, as of the Closing Date, are as shown on the Closing Financial Exhibit.

         5.2 Purchaser shall not assume or become liable to Sellers, or to any other person, firm, corporation or entity, for any liabilities or obligations of Sellers, whether accrued, absolute, contingent or otherwise. Sellers hereby indemnify the Purchaser and the Corporation from all liabilities and obligations arising from operation of the Corporation prior to 5:00 p.m. on the Closing Date, other than those reflected on the Closing Financial Exhibit, including, without limitation, any indebtedness for borrowed money, any liability for taxes, any liability for goods or services purchased, sold or rendered, or any suit or claim seeking recovery for injury to persons or property resulting from any product or service heretofore sold or rendered by the Corporation, plus reasonable attorney fees; provided that such indemnity shall be secondary to any and all insurance available, including but not limited to insurance purchased by the Corporation prior to Closing and insurance purchased by the Corporation or Purchaser subsequent to Closing. Purchaser agrees to indemnify Sellers from and against any and all claims, damages, losses, charges, liability and expenses, including reasonable attorney fees, imposed upon the Sellers but arising out of or resulting from Purchaser's operation of the Corporation from and after 5:00 p.m. on the Closing Date; provided that such indemnity shall be secondary to any and all insurance available, including but not limited to insurance purchased by the Corporation prior to Closing and insurance purchased by the Corporation or Purchaser subsequent to Closing.


                                   VI. Closing
                                   -----------

         Closing shall occur on June 6, 1997, Central time (the "Closing Date"). At Closing:

         6.1      Sellers shall deliver to Purchaser the following:

                  (i) the original stock certificates covering all of the outstanding stock of the Corporation, fully endorsed to Purchaser, together with an assignment separate from certificate covering all outstanding stock.

                  (ii)     Certificates of title to all rolling stock.

                  (iii) appropriate corporate authorization by the Shareholders and Board of Directors of Production Well Services, Inc., approving and authorizing this Agreement and all matters contemplated hereby;

                  (iv) the Employment Agreements described in Section IX hereof, fully executed by Sellers; and

                  (v) such other documents and agreements as are reasonably required, in the opinion of Purchaser's counsel, to complete the transaction contemplated hereby.

         6.2      At Closing, Purchaser shall deliver to Sellers the following:
                  (i)      The Purchase Price;

                  (ii)     Execution of the Employment Agreements referred to in
                           Section IX;

                  (iii) such other documents and agreements as are, in the opinion of counsel for Sellers, reasonably required to complete the transaction contemplated hereby.


                           VII. Conditions to Closing
                           --------------------------
         This Agreement and the Closing thereof is subject to the following conditions:

         7.1 All representations and warranties made by the Sellers shall be true and correct as of the Closing Date;

         7.2 Sellers shall furnish a certificate of good standing for Production Well Services, Inc., in the State of Mississippi.

         7.3 Sellers shall furnish a Phase I Environmental Report covering the Corporation's facilities in Laurel, Mississippi, showing same to be free of environmental hazards.

         7.4 Sellers shall furnish the complete results, including copies of a Form UCC-11 Search for financing statements relating to the Corporation and all of its assets, showing no liens other than those reflected on the Closing Financial Exhibit.
                           VIII. Access to Information
                           ---------------------------
         8.1 Prior to Closing. Prior to Closing, Purchaser shall have full and complete access to the Operating Assets, along with all offices and facilities of the Corporation and to the Corporation' books and records for the purpose of reviewing same in connection with the transaction contemplated hereby. Should the transaction contemplated hereby not close for any reason whatsoever, Purchaser agrees to maintain the confidentiality of all information gathered during its evaluation of the Corporation' business and the Corporation' assets, unless Purchaser is legally obligated to disclose any such information.

         8.2 Continued Access to Records. Purchaser shall preserve for a period of three (3) years after the date of Closing the financial or other records and documents pertaining to the business and will grant Sellers such right of reasonable access to such records as may be needed by Sellers with respect to any matters pertaining thereto. When requested by Sellers, Purchaser shall provide, at Seller' expense, originals or copies of specified documents.


                  IX. Employment and Non-Competition Agreements
                  ---------------------------------------------
         At or prior to Closing, the Corporation and Mark Roberts, and the Corporation and Vernon E. Tew, Jr., shall enter into Employment Agreements substantially in the form of Exhibit 9 attached hereto and made a part hereof, calling for their continued employment by the Corporation, which Employment Agreements shall include a non-competition agreement, prohibiting competition in the states of Mississippi and Alabama, which area is deemed reasonable by the parties considering the prior business of Production Well Services, Inc., and the business of Purchaser.


                                X. No Assignment
                                ----------------
         Neither this Agreement, nor any right, interest or obligation hereunder, may be assigned by either of the parties hereto without the prior written consent of the other party(s), except that Purchaser may assign this Agreement, in whole or in part, to its subsidiary Boone Wireline Co., Inc., provided that no such assignment shall relieve Purchaser of any obligations created hereunder.


                            XI. Multiple Counterparts
                            -------------------------
         Any number of counterparts of this Agreement may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same agreement, binding on both the parties notwithstanding that both parties have not signed the same counterpart.

                               XII. Modifications
                               ------------------
         This Agreement contains the entire agreement between the parties, and there shall be no waiver, modification or change of the terms of this Agreement without the written approval of the parties hereto.


                                 XIII. Captions
                                 --------------
         The titles of the Articles and Paragraphs and the captions of this Agreement have been assigned thereto for convenience and reference only and in no way define, describe, extend, or limit, nor be construed as limiting, defining or affecting the substantive terms, scope or intent of this Agreement.


                  XIV. Entire Agreement, Integration, Amendment
                  ---------------------------------------------
         This Agreement, together with the accompanying Exhibits attached hereto, constitutes the entire agreement among the parties hereto, as a complete and final integration thereof. All understandings and agreement heretofore had between and among the parties with respect to the subject matter of this Agreement are merged into this Agreement, which alone fully and completely expresses their understandings, and this Agreement supersedes all prior memoranda, correspondence, conversations and negotiations.

         There have been and are no agreements, representations or warranties between the parties other than those set forth or provided herein.

         No representation or warranty made by any party which is not contained in this Agreement or expressly referred to herein has been relied on by any party in entering into this Agreement.


                                   XV. Notices
                                   -----------
         All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered upon personal delivery or, if mailed, upon depositing such notice in the United States mail, with first class postage prepaid, and

                           (i)      If to the Purchaser, to:

                                    Black Warrior Wireline Corp
                                    3748 Highway 45, N

                                    Post Office Box 9188
                                    Columbus, Mississippi  39705
                                    Attn:   William L. Jenkins

                           (ii)     If to the Sellers, to:

                                    c/o Mark R. Roberts
                                    PO Box 61
                                    Mize, MS 39116
Any party may change the address to which notices are to be delivered to such party, by notice given in accordance with this subparagraph to the other party.


                               XVI. Governing Law
                               ------------------
         The laws of the State of Mississippi shall govern the validity, construction, and interpretation of this Agreement.


                               XVII. Miscellaneous
                               -------------------

         17.1 Gender, Number. All personal pronouns used in this Agreement shall include all genders, whether used in the masculine, feminine, or neuter gender. Singular nouns and pronouns shall include the plural, as may be appropriate, and vice versa.

         17.2 Severability. All of the terms, provisions, and conditions of this Agreement shall be deemed to be severable in nature. If, for any reason, the provisions hereof are held to be invalid or unenforceable to any extent, to the extent that such provisions are valid and enforceable, a court of competent jurisdiction shall construe and interpret this Agreement to provide for maximum validity and enforceability of this Agreement.

         17.3 Successors. This Agreement shall bind the parties and their heirs, successors, assigns, next of kin, and personal representatives.

         17.4 Construction. This Agreement shall be construed in its entirety according to its plain meaning and shall not be construed against the party who provided or drafted it.

         17.5 Party. The terms party and parties refer to the parties to this Agreement, unless otherwise stated.

         17.6 Subdivision. References to paragraphs, subparagraphs, and like subdivisions are references to such subdivisions of this Agreement, unless otherwise stated.

         17.7 Hereof. Terms such as "hereof", "hereto", "hereunder", "herein", and the like refer to the entire Agreement and not only to the subdivision in which such terms appear.


               XVIII. Warranties and Representations of Purchaser
               --------------------------------------------------

         18.1 Purchaser acknowledges that it has inspected the operating assets of the Corporation and will accept possession of such assets without any warranties or representations as to the condition by the Corporation. In other words,in purchasing the stock of the Corporation, Purchaser is accepting such operating assets "as-is, where-is".

         18.2 Purchaser is a corporation validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Mississippi. Purchaser has all requisite corporation power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

         18.3 The execution, delivery and performance of this Agreement have been duly authorized by Purchaser's Board of Directors, which constitutes all necessary corporate action on the part of Purchaser for such due authorization. This Agreement has been duly executed and delivered by Purchaser and constitutes and valid and legally binding obligation of Purchaser. The execution, delivery and performance of this Agreement by Purchaser in accordance with its terms will not conflict with or result in any violation or default under any provision of the Certificate of Incorporation or Bylaws of Purchaser, or of any mortgage, lease, agreement, instrument, permit, franchise, license, judgment, order, decree, law rule or regulation applicable to Purchaser. Except as otherwise contemplated by this Agreement, no consent, approval, order or authorization of or registration, declaration or filing with, any governmental authority is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective on the day and date first above written.

                                               PURCHASER:

WITNESS:                                       BLACK WARRIOR WIRELINE CORP.


-------------------------------------      BY: /s/ William L. Jenkins, President


                                               SELLERS:
WITNESS:

                                               /s/ Vernon E. Tew, Jr.


WITNESS:

-------------------------------------          /s/ Mark R. Roberts


WITNESS:

-------------------------------------          /s/ E.J. Wooten


WITNESS:

-------------------------------------          /s/ Chester H. Whatley


WITNESS:

-------------------------------------          /s/ William A. Tew
                                               WILLIAM A. TEW

                                                                       EXHIBIT 2





                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

         Agreement made and entered the 9th day of June, 1997, between and among BLACK WARRIOR WIRELINE CORP, a Delaware corporation with its principal place of business at 3748 Highway 45, North, Columbus, Mississippi (hereinafter referred to as "Purchaser") and JOHN L. MORTON, THEODORE W. MORTON and JOHN D. MORTON (hereinafter referred to as "Sellers") who are the sole shareholders of PETRO-LOG, INCORPORATED, a Wyoming corporation (hereinafter referred to as the "Corporation").

         WHEREAS, Purchaser and Sellers are the parties to that certain Letter of Intent dated March 26, 1997, relating to the acquisition by Purchaser of all stock in the Corporation;

         WHEREAS, the parties desire to amend and further record their agreement and provide for the closing thereof.

         NOW, THEREFORE, the parties agree as follows:


                                I. Sale of Stock
                                ----------------
         Subject to the terms and conditions set forth below, and to the payment of the Purchase Price set forth in paragraph 2 herein, the receipt and sufficiency of which is hereby acknowledged, Purchaser agrees to buy and Sellers agree to sell and convey clear and merchantable title to Purchaser of all of the outstanding stock of Petro-Log, Inc., a Wyoming corporation (hereinafter referred to as the "Corporation"), free and clear of all liens and encumbrances, upon the terms and conditions set forth below. Sellers warrant that they hold all of the outstanding stock of the Corporation, 40 shares of common stock.


                               II. Purchase Price
                               ------------------
         The Purchase Price for the stock to be purchased shall be the sum of $2,137,500, payable in cash at Closing, for all assets of the corporation (the "Operating Assets") the Operating Assets to include all of the business assets of the Corporation which Purchaser expects to use in its continued operation, including, but not limited to:

                  (a) The trade name Petro-Log, Incorporated, and Petro-Log, and all related trade names, trademarks, emblems and descriptions related thereto;

                  (b) All of the assets of the Corporation used or useful in the Wireline business, whether or not in currently useable condition, including Wireline Trucks, Perforating Trucks, Grease Injection/Mast/Crane Trucks; Tool Trucks; Tool Trailers; Forklifts; Pressure Control Equipment; Logging Electronics and Tools; Gun Inventory; Perforating Lines; Related Equipment; Shop Equipment; Neutron Sources; and radioactive materials including calibration sources; intellectual properties and rights thereto, whether or not patented or patentable, including the assets described on Exhibit 2(b), attached hereto and made a part hereof, except for those assets specifically described in Section III below.

                  (c) To the extent not covered by Section II (b), above, all of the remaining assets of the Corporation used or useful in the Wireline business, other than those assets excepted in this Section II (c) and those assets specifically described in Section III below, including:

                           (i) the well logs,  but not  including  the five file
cabinets at Casper containing the well logs;

                           (ii) the contents of the  wireline  building and shop
located at 320 North Crescent, Casper, Wyoming, plus all cable, wireline, tools, fittings, line, pipe, and other materials, whether in currently useable condition or not, stored around said building and shop which are used or useful in the wireline business, but not including the tools listed on Exhibit II (c)
(ii) hereto;

                           (iii)  all of the  equipment  used or  useful  in the
Wireline business and currently stored in the fenced area behind the building and shop located at 372 North Crescent, Casper, Wyoming, whether in currently useable condition or not, including but not limited to: Wireline trucks and any parts therefore, mast truck(s), wireline tools, fittings, line, and spools.

                           (iv) the contents of the wireline building,  shop and
yard currently occupied by the Corporation, located at Riverton, Wyoming;

                           (v) the contents of the wireline  building,  shop and
yard currently occupied by the Corporation, located at Evanston, Wyoming;

                           (vi) the contents of the wireline building,  shop and
yard currently occupied by the Corporation, located at Powell, Wyoming;

                           (vi) the Books, as that term is defined in Article IX
hereof, provided that the issues of possession, access to and copying of the Books shall be subject to the provisions of Article IX hereof;

                           (vii) any wireline  trucks and  equipment of any kind
or character owned by the Corporation located at a place other than described above, such as a repair shop, on a jobsite, on loan, etc; and

                           (viii)  the  phone  numbers  (307)  234-2433,   (307)
234-2599, (800) 524-4562, together with the phone numbers used at the Powell, Riverton and Evanston locations of the Corporation. Additionally, during the transition period the fax number (307) 265-5299 shall be shared by Purchaser and Seller, following which time Purchaser shall obtain a new fax number.

                           (ix) the indoor  explosives  magazines located in the
Powell, Riverton, Evanston and Casper locations. Seller will retain all outdoor explosives magazines

         As additional consideration, Purchaser at the time of closing shall pay the entire fee of Superior Auctioneers and Marketing, Inc.


                    III. Pre-Closing Distributions to Sellers
                    -----------------------------------------
         Immediately prior to Closing, the Corporation shall distribute certain items to Sellers, as follows:

         3.1 All cash and cash equivalents, other than those amounts retained as needed to satisfy the requirements of Article 4 hereof.

         3.2      All real estate.

         3.3      All receivables accrued prior to Closing.

         3.4      All accounts payable accrued prior to Closing.

         3.5      The explosives inventory of the Corporation.

         3.6      The tools listed on Exhibit II (c) (ii) hereto.

         3.7 Certain miscellaneous assets of the Corporation, not described as being included in this sale in Article II hereof, and not used or useful in the wireline business, including the office equipment located in the building and shop located at 372 North Crescent, Casper, Wyoming, and the antique vehicles.

         From and after Closing, Purchaser will execute, acknowledge and deliver such further conveyances, transfers, releases and acquittals as may be necessary or appropriate to convey to Sellers the assets described in Sections 3.1 through 3.7, above.

                  IV. Closing Financial Conditions and Exhibit
                  --------------------------------------------
         A Closing  Financial  Exhibit  shall be prepared  by Porter,  Muirhead,
Cornia & Howard, accountants for the Corporation, of Casper, Wyoming. The Closing Financial Exhibit shall reflect the liabilities of the Corporation as of the Closing Date, including but not limited to, an accrual for income taxes for all periods prior to Closing. The Closing Financial Exhibit shall also state the amount of cash that shall remain in the Corporation to satisfy obligations of the Corporation in excess of $ 0 , this amount of cash to be determined by mutual agreement of the Purchaser and the Sellers prior to Closing.

         4.1 Closing of this transaction is subject to the Corporation meeting the following financial conditions:

                  4.1.1 Except as mutually agreed in the Closing Financial Exhibit, the Corporation shall have debts totalling not more than $ 0 , except for the income tax liabilities as provided for in Section 4.1.3.

                  4.1.2 Expendable inventory of the Corporation on hand as of the Closing Date shall have a minimum value equal to the inventory scheduled on
Exhibit 4.1.2 hereof. Compliance with this requirement shall be verified by representatives of Purchaser, notifying Sellers immediately prior to Closing.

                  4.1.3 The Closing Financial Exhibit shall accrue all liabilities of the company as of the Closing Date, including liability for income taxes for all periods prior to Closing, including the period from and after April 1, 1997. Cash in an amount equal to the accrued income tax liability shall be retained by the Corporation and not distributed to Sellers pursuant to
Article 3 hereof.

                  4.1.4 The Corporation, immediately prior to Closing, will pay all accrued vacation, salary and job bonus benefits to its employees effective through the close of business on the date of Closing. It is agreed and understood the Corporation's existing business checking account and existing signature authorization shall survive the date of Closing to allow clearing of outstanding checks, including, but not limited to, payroll taxes, Federal and State.

         4.2 In addition to, and without in any way limiting, the warranties and representations of Sellers granted in Article V hereof, Sellers do hereby jointly and severally warrant that the Closing Financial Exhibit provided for in
Section 4.1 hereof is true and correct. Sellers hereby indemnify and hold Purchaser harmless from any and all liabilities of the Corporation existing as of the Closing Date that are in excess of the liabilities reflected on the Closing Financial Exhibit. Without in any way limiting the foregoing warranty, or the warranties and representations granted in Article V hereof, there shall be a reconciliation and restatement of the liabilities of the Corporation made in December, 1997. Purchaser and the Corporation shall furnish Sellers with a statement as to excess liabilities, and Sellers shall reimburse the Corporation for such excess liabilities, if any.


                  V. Warranties and Representations of Sellers
                  --------------------------------------------
         Sellers do hereby, jointly and severally, give the following warranties to Purchaser, which warranties shall survive Closing:

         5.1 The shares of stock in the Corporation and all assets of the Corporation are free and clear of all liens and encumbrances.

         5.2 Petro-Log, Inc., and the business that it operates is now, and shall be at Closing, in compliance with all applicable laws and regulations, including without limitation licensing and environmental laws.

         5.3 The financial records and descriptive information relating to the operation of Petro-Log, Inc., previously furnished to Purchasers, including, without limitation, the tax returns, financial statements, income statements and customer lists, as well as the Closing Financial Exhibit, are true and correct.

         5.4 The operating assets of Petro-Log, Inc., are in good and workable condition, ordinary wear and tear excepted.

         5.5 Petro-Log, Inc., is a corporation, duly organized, validly existing and in good standing under the laws of Wyoming, and is duly qualified to do business and in good standing in all states in which its ownership or leasing of property or the conduct of its business requires it to be so qualified. All of the outstanding capital stock of Petro-Log, Inc., is validly issued, fully paid and non-assessable. All of such stock is owned by Sellers free and clear of any liens. No agreements have been entered into regarding such stock and, without limiting the foregoing, there is no buy-sell agreement or other agreement pursuant to which any party has a preferential right to purchase such stock. Without limiting the generality of the foregoing, the Corporation has no obligation to issue any stock to any person.

         5.6 Sellers' execution, delivery or performance of this agreement, including without limitation the execution and completion of any agreement contemplated hereby, will not violate or conflict with any provision of the Corporation's Certificate of Incorporation, Bylaws or other corporate documents, nor will it violate or constitute an event of default, or permit acceleration of any obligations, pursuant to any agreement, including, without limitation, debt agreements, to which the Sellers or the Corporation are a party.

         5.7 The Corporation is not party to any contracts calling for the Corporation to either provide or acquire goods or services. Without limiting the generality of the foreoing, there has been no contract or quotation, arrangement or understanding for the future sale of services by the Corporation which extends beyond thirty (30) days, except for the outstanding quotes and proposals scheduled on Exhibit 5.7, hereto.

         5.8 Other than the Employment Agreements called for in Article X hereof, the Corporation is not a party to any labor contracts of any kind, including, without limitation, collective bargaining agreements. There are no compensation plans, pension, and retirement plans, bonus and saving plans, vacation or sick leave plans or policies (except as disclosed on Exhibit 5.8 hereto), or disability plans to which the Corporation is a party. The accrued vacation for each employee is scheduled on Exhibit 5.8 hereto. The Corporation maintains group heath insurance coverage on none of its employees.

         5.9 The Corporation has filed all tax returns and filings which the Corporation is required to file with the appropriate government agencies, and the information set forth in tax returns is true, correct and complete. Without limiting the generality of the foregoing, the 1996 Income Tax Returns (for U.S. and all required States) have been filed and is correct.

         5.10 There is no litigation, pending or threatened, against the Corporation.

         5.11 Since the inspection of the Corporation's Operating Assets as listed on Exhibit 2(b) and inventory mutually conducted by Sellers and Purchaser in March, 1997, such assets have been only used in the ordinary course of business, and no such assets have been sold, conveyed, loaned or returned for credit.

         5.12 The 1985 Freightliner Wireline Unit stored at the airport, Truck number PLT-4, shall be in good working order. This unit shall be considered in good working order if White-Freightliner agrees to honor the warranty, or, if the warranty is not honored, then Sellers shall take such steps as are necessary to put the unit in good working order.


                             VI. Debts, Liabilities
                             ----------------------
         6.1 Prior to Closing, Sellers shall pay all of the debts and liabilities incurred in connection with operation of the Corporation prior to 12:00 midnight on the Closing Date, except the liability for current-year income taxes, to the extent provided in Section 4.1.3 hereof. The Corporation shall be responsible for and shall pay only the debts and liabilities reflected on the Closing Financial Exhibit, together with those debts and liabilities incurred in operation of the business subsequent to 12:00 midnight on the Closing Date, none of which shall be the responsibility of Sellers.

         6.2 Purchaser shall not assume or become liable to Sellers, or to any other person, firm, corporation or entity, for any liabilities or obligations of Sellers, whether accrued, absolute, contingent or otherwise. Sellers hereby indemnify the Purchaser from all liabilities and obligations arising from operation of the Corporation prior to 12:00 midnight on the Closing Date, other than those reflected on the Closing Financial Exhibit, including, without limitation, any indebtedness for borrowed money, any liability for taxes (other than deferred income taxes), any liability for goods or services purchased, sold or rendered, or any suit or claim seeking recovery for injury to persons or property resulting from any product or service heretofore sold or rendered by the Corporation, plus reasonable attorney fees; provided that such indemnity shall be secondary to any and all insurance available, including but not limited to insurance purchased by the Corporation prior to Closing and insurance purchased by the Corporation or Purchaser subsequent to Closing. The indemnities of this Section 6.2 shall cover, but not be limited to (i) all environmental liabilities associated with the operation of the Corporation prior to Closing, including without limitation the operations at the Corporation's facilities located at Casper, Evanston, Powell and Riverton, Wyoming, (ii) all environmental liabilities associated with the operation of the Corporation at Powell, Wyoming from Closing until delivery of the Phase I
Environmental Survey called for in Section 8.3.3, hereof, and (ii) all environmental liabilities associated with the operation of the Corporation at 320 North Crescent, Casper, Wyoming from and after Closing.

         6.3 Purchaser agrees to indemnify Sellers from and against any and all claims, damages, losses, charges, liability and expenses, including reasonable attorney fees, imposed upon the Sellers but arising out of or resulting from Purchaser's operation of the Corporation from and after 12:00 midnight on the Closing Date; provided that such indemnity shall be secondary to any and all insurance available, including but not limited to insurance purchased by the Corporation prior to Closing and insurance purchased by the Corporation or Purchaser subsequent to Closing.

         6.4 Sellers shall be responsible for insurance coverage and premium payments for the existing Company's insurance policies including general liability, vehicle, inland marine, property and casualty, umbrella, Wyoming Workers Compensation, unemployment, etc., through the date of Closing. All unearned premiums, refunds, credits and/or other equities under any or all such policies shall be the sole property of Sellers and shall survive Closing. Purchaser, at Closing or subsequent thereto, will endorse and/or execute all documents as may be necessary or appropriate to perfect Seller's right to collect such credits, refunds and/or equities.


                                  VII. Closing
                                  ------------
         Closing shall occur on June 9, 1997, effective at midnight Mountain time (the "Closing Date"). At Closing:

         7.1      Sellers shall deliver to Purchaser the following:

                  (i) the original stock certificates covering all of the outstanding stock of the Corporation, fully endorsed to Purchaser, together with an assignment separate from certificate covering all outstanding stock.

                  (ii)     Certificates of title to all rolling stock.
                  (iii) appropriate corporate authorization by the Shareholders and Board of Directors of Petro-Log, Inc., approving and authorizing this Agreement and all matters contemplated hereby;

                  (iv) the Employment Agreements described in Section 10 hereof, fully executed by Sellers; and

                  (v) A lease to the Corporation, covering the facility located at Riverton, Wyoming, a temporary lease on the facilities located at Casper and Evanston, Wyoming.

                  (vi) such other documents and agreements as are reasonably required, in the opinion of Purchaser's counsel, to complete the transaction contemplated hereby.

         7.2      At Closing, Purchaser shall deliver to Sellers the following:
                  (i) The Purchase Price by Wire Transfer to Hilltop National Bank, Casper, Wyoming.

                  (ii)     Execution of the Employment Agreements referred to in
                           Section 10;

                  (iii)    Execution  of the leases and  sublease  described  in
                           Section 7.1 (v), above.

                  (iv) such other documents and agreements as are, in the opinion of counsel for Sellers, reasonably required to complete the transaction contemplated hereby.


                           VIII. Conditions to Closing
                           ---------------------------
         This Agreement and the Closing thereof is subject to the following conditions:

         8.1 All representations and warranties made by the Sellers shall be true and correct as of the Closing Date;

         8.2 Sellers shall furnish a certificate of good standing for Petro-Log, Inc., in the State of Wyoming.

         8.3 Sellers shall furnish a Phase I Environmental Report covering the Corporation's facilities in Casper, Evanston, Powell and Riverton, Wyoming, and Dickenson, North Dakota, showing same to be free of environmental hazards.

                  8.3.1 The cost of a Phase I Environmental Survey for the facilities at Riverton will be paid for by Sellers. This survey has been completed, and discloses several recommended remediation matters, which Sellers shall complete at their expense following closing.

                  8.3.2 The cost of a Phase I Environmental Survey for the facilities at Casper, Dickenson and Evanston will be shared equally by Seller and Purchaser. These surveys will be completed within thirty (30) days of the date of Closing.

                  8.3.3 It is anticipated that the landlord of the facility at Powell will pay for the Phase I Environmental Survey for this location, but if not, this survey shall be paid for by Sellers. This survey will be completed within 30 days following closing.

         8.4 Sellers shall furnish the complete results, including copies of a Form UCC-11 Search for financing statements relating to the Corporation and all of its assets, showing no liens other than those reflected on the Closing Financial Exhibit.


                            IX. Access to Information
                            -------------------------
         9.1 Prior to Closing. Prior to Closing, Purchaser shall have full and complete access to the Operating Assets, along with all offices and facilities of the Corporation and to the Corporation' books and records for the purpose of reviewing same in connection with the transaction contemplated hereby. Should the transaction contemplated hereby not close for any reason whatsoever, Purchaser agrees to maintain the confidentiality of all information gathered during its evaluation of the Corporation' business and the Corporation' assets, unless Purchaser is legally obligated to disclose any such information.

         9.2  Continued Access to Records.
         ---  ----------------------------

                  9.2.1 At Closing and for five years thereafter. From and after closing the corporate, financial and other records and documents of the Corporation prior to closing, not otherwise provided for herein (the "Books") shall be freely available during normal business hours of 8:00 am to 5:00 pm local time for inspection, use and copying (including offsite copying) by Sellers and Purchaser. Physical possession, storage and copying of such books and records shall be as described in subsections (i) through (iii) below.

                           (i) The  Corporate  Records,  such as the Articles of
Incorporation, Bylaws, Shares, Share Records, and Minutes of all kind shall be in the possession and storage of

Purchaser. Purchaser shall make a copy of same and deliver same to John L. Morton, for Sellers, within 21 days following closing.

                           (ii) the  business  records of all kinds,  financial,
bookkeeping and accounting records of the Corporation shall be maintained in the possession and storage of Sellers for a period of five years following closing, at which time same shall be tendered to Purchaser for delivery to Purchaser. Sellers shall make a copy of the records described on Exhibit 9.2.1 (ii) and deliver same to Purchaser, such copying to be completed within 45 days following closing, provided that Sellers shall more quickly copy and deliver selected records as requested by Purchaser. Sellers shall, from time to time in the future, execute and deliver to the accountants for the Corporation such instructions and consents as are required for Purchaser to obtain access to any records of such accountants relating to the Corporation.

         9.3 Continued Assurances. Purchaser and Seller will do, execute, acknowledge and deliver, all and every such further acts, conveyances, transfer orders, notices, releases and acquittances and such other instruments as may be necessary or appropriate to assure to Purchasers and Sellers, their successors and assigns, more fully all of the respective properties, rights, titles and interests, estates, remedies, powers and privileges by this agreement granted, bargained, sold, conveyed, assigned, transferred, set over and delivered, or otherwise vested in Purchasers and/or Sellers or intended to be so.


                  X. Employment and Non-Competition Agreements
                  --------------------------------------------
         10.1 At or prior to Closing, the Corporation and Ted Morton shall enter into an Employment Agreement calling for his continued employment by the
Corporation, which Employment Agreement shall include a non-competition agreement, prohibiting competition in the Rocky Mountain Oil and Gas Region of the United States, including the States of Wyoming, South Dakota, Colorado, North Dakota, Montana and Utah, which area is deemed reasonable by the parties considering the prior business of Petro-Log, Inc.

         10.2 From closing and for three (3) years thereafter, John L. Morton and John D. Morton agree that they will not directly or indirectly become employed by or associated with, in any capacity, any other person, firm or corporation which operates a wireline business in the general business area of the Corporation, which is agreed by the parties to be the Rocky Mountain Oil and Gas Region of the United States, including the States of Wyoming, South Dakota, Colorado, North Dakota, Montana and Utah.

         It is agreed by the parties hereto that, in the event of any breach of the non-competition provisions of Section 10.2 hereof, legal remedies available to the Purchaser and the Corporation would be inadequate. Therefore, in the event of such breach, the Purchaser and/or the Corporation are specifically authorized to apply to a court of competent jurisdiction to enjoin any violation of such provision.

                                XI. No Assignment
                                -----------------
         Neither this Agreement, nor any right, interest or obligation hereunder, may be assigned by either of the parties hereto without the prior written consent of the other party(s), except that Purchaser may assign this Agreement, in whole or in part, to its subsidiary Boone Wireline Co., Inc., provided that no such assignment shall relieve Purchaser of any obligations created hereunder. The Corporation will be assigning assets not being transferred to Purchaser under the terms of this agreement such as, for example, the explosives inventory (to Chemfrac, Inc, a corporation owned by Sellers), real estate and other assets (to M3 Industries, a partnership owned by Sellers). These assignments are specifically approved by Purchaser.


                           XII. Multiple Counterparts
                           --------------------------
         Any number of counterparts of this Agreement may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one and the same agreement, binding on both the parties notwithstanding that both parties have not signed the same counterpart.


                               XIII. Modifications
                               -------------------
         This Agreement contains the entire agreement between the parties, and there shall be no waiver, modification or change of the terms of this Agreement without the written approval of the parties hereto.


                                  XIV. Captions
                                  -------------
         The titles of the Articles and Paragraphs and the captions of this Agreement have been assigned thereto for convenience and reference only and in no way define, describe, extend, or limit, nor be construed as limiting, defining or affecting the substantive terms, scope or intent of this Agreement.


                  XV. Entire Agreement, Integration, Amendment
                  --------------------------------------------
         This Agreement, together with the accompanying Exhibits attached hereto, constitutes the entire agreement among the parties hereto, as a complete and final integration thereof. All understandings and agreement heretofore had between and among the parties with respect to the subject matter of this Agreement are merged into this Agreement, which alone fully and completely expresses their understandings, and this Agreement supersedes all prior memoranda, correspondence, conversations and negotiations.

         There have been and are no agreements, representations or warranties between the parties other than those set forth or provided herein.

         No representation or warranty made by any party which is not contained in this Agreement or expressly referred to herein has been relied on by any party in entering into this Agreement.


                                  XVI. Notices
                                  ------------
         All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered upon personal delivery or, if mailed, upon depositing such notice in the United States mail, with first class postage prepaid, and
                           (i)      If to the Purchaser, to:

                                    Black Warrior Wireline Corp
                                    3748 Highway 45, N
                                    Post Office Box 9188
                                    Columbus, Mississippi  39705
                                    Attn:   William L. Jenkins

                           (ii)     If to the Sellers, to:

                                    Mr. John L. Morton
                                    Post Office Box 535
                                    Casper, Wyoming  82602

Any party may change the address to which notices are to be delivered to such party, by notice given in accordance with this subparagraph to the other party.


                               XVII. Governing Law
                               -------------------
         The laws of the State of Mississippi shall govern the validity, construction, and interpretation of this Agreement.

                              XVIII. Miscellaneous
                              --------------------
         18.1 Gender, Number. All personal pronouns used in this Agreement shall include all genders, whether used in the masculine, feminine, or neuter gender. Singular nouns and pronouns shall include the plural, as may be appropriate, and vice versa.

         18.2 Severability. All of the terms, provisions, and conditions of this Agreement shall be deemed to be severable in nature. If, for any reason, the provisions hereof are held to be invalid or unenforceable to any extent, to the extent that such provisions are valid and enforceable, a court of competent jurisdiction shall construe and interpret this Agreement to provide for maximum validity and enforceability of this Agreement.

         18.3 Successors. This Agreement shall bind the parties and their heirs, successors, assigns, next of kin, and personal representatives.

         18.4 Construction. This Agreement shall be construed in its entirety according to its plain meaning and shall not be construed against the party who provided or drafted it.

         18.5 Party. The terms party and parties refer to the parties to this Agreement, unless otherwise stated.

         18.6 Subdivision. References to paragraphs, subparagraphs, and like subdivisions are references to such subdivisions of this Agreement, unless otherwise stated.

         18.7 Hereof. Terms such as "hereof", "hereto", "hereunder", "herein", and the like refer to the entire Agreement and not only to the subdivision in which such terms appear.

         8.8 Certain Transitional Matters. For up to 120 days following closing the Corporation shall lease from Sellers the Wireline Building and Shop located at 320 North Crescent, Casper Wyoming, together with the right to continue to use the following at the building located at 372 North Crescent: the fenced yard, that portion of the office used for administrative purposes associated with the wireline business, and the existing telephone system. In the event Donna Morton choses to stop working as administrative person for Petro-Log, then the sharing of the office and telephone system will need specific approval in writing by Sellers, provided that Sellers will give reasonable notice if they desire to discontinue the sharing arrangement.


                 XIX. Agreement to Purchase Explosive Inventory
                 ----------------------------------------------
         In its continued Petro-Log operations, Purchaser will acquire explosives from the old Petro-Log inventory which it deems useable. The price shall be seventy-five percent (75%) of "GOEX" April 1, 1997, published prices. The inventory shall be acquired as needed by Purchaser in its continued Petro-Log operations. Within 30 days following closing Purchaser shall determine the stock of inventory it desires to maintain at the Powell, Evanston and Riverton locations, pay Sellers for the stock retained by Purchaser, and return the balance to Sellers. Sellers and Purchaser shall develop a suitable system for inventory control and accounting at Casper. If, three (3) years after Closing, any inventory deemed useable by Purchaser remains, Purchaser will buy the remaining useable inventory at fifty percent (50%) of "GOEX" April 1, 1997, prices. Sellers retain the right to sell product from the explosives inventory to third parties until the end of the three (3) year period.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective on the day and date first above written.
                                               PURCHASER:

WITNESS:                                       BLACK WARRIOR WIRELINE CORP.

----------------------------------    BY:      /s/ William L. Jenkins, President


WITNESS:                                       SELLERS:

----------------------------------             /s/ John L. Morton


WITNESS:

----------------------------------             /s/ Theodore W.Morton


WITNESS:

----------------------------------             /s/ John D. Morton






                                                                       EXHIBIT 3




                         AGREEMENT FOR PURCHASE AND SALE

         This Agreement for Purchase and Sale (the "Agreement"), is made and entered into on June 5, 1997, by and between Black Warrior Wireline Corp., a
Delaware corporation ("Seller"), and St. James Capital Partners, L.P., a Delaware limited partnership ("Purchaser"), and sets forth the terms and conditions of the sale and purchase of a $2,000,000 9% Convertible Promissory Note, substantially inn the form attached hereto as Exhibit A-1 (the "Convertible Note") and a $3,000,000 10% Bridge Loan, substantially in the form attached hereto as Exhibit A-2 (the "Bridge Loan Note") (collectively, the Convertible Note and the Bridge Loan Note are referred to as the "Notes"). For purposes of this Agreement, the term "Seller" is defined to mean Black Warrior

Wireline Corp. and its Active Subsidiary (defined in Section 2.8 below).

         WHEREAS, Seller desires to issue and sell to Purchaser, and Purchaser desires to purchase and accept from Seller, the Notes in the form of Exhibits A-1 and A-2, on the terms and subject to the conditions set forth herein. The obligations of Seller under the Notes are secured by that certain Borrower Security Agreement dated as of the date hereof, between Seller and Purchaser, substantially in the form attached hereto as Exhibit B-1 (the "Security Agreement"), by those certain Subsidiary Security Agreements (herein so called) dated as of the date hereof, between the subsidiaries and Purchaser, substantially in the form attached hereto as Exhibit B-2, and are guaranteed by those certain Subsidiary Guaranties (herein so called) dated as of the date hereof, by the subsidiaries of Seller in favor of Purchaser, substantially in the form attached hereto as Exhibit B-3.

         WHEREAS, Seller and Purchaser desire to make certain representations, warranties and agreements in connection with the purchase and sale of the Notes contemplated hereby.

         WHEREAS, Seller desires to sell to Purchaser two warrants (collectively, the "Warrants") to purchase 546,000 shares and 120,000 shares, respectively, of Seller's Common Stock, par value $0.0005 per share (the "Common Stock"), which Warrants shall have the terms and be subject to the conditions set forth in the forms of Warrants attached hereto as Exhibit C-1 and C-2.

         WHEREAS, Seller desires to grant to Purchaser certain registration rights in respect to the shares of Seller's Common Stock that may be acquired on conversion of the Convertible Note and on the exercise of the Warrants, which registration rights shall have the terms and be subject to the conditions set forth in the Registration Rights Agreement attached hereto as Exhibit D (the "Registration Rights Agreement");

         WHEREAS, to ensure that Purchaser has one representative on the Board of Directors of Seller, certain shareholders of Seller agree to vote their shares of stock in favor of such representative in accordance with the Voting Agreement substantially in the form of Exhibit E attached hereto (the "Voting Agreement"). This Agreement, the Notes, the Security Agreement, the Subsidiary Security Agreements, the Subsidiary Guaranties, the Warrants, and the Registration Rights Agreement are collectively referred to herein as the "Transaction Documents".

         NOW,   THEREFORE,   in   consideration   of  the   premises   and   the
representations, warranties and agreements herein, the parties agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

         1.1 Purchase and Sale of the Notes and the Warrants. Subject to the terms of this Agreement, Seller agrees to and does hereby issue, sell and deliver the Notes and the Warrants to Purchaser at the Closing (as defined herein), and Purchaser agrees to and does hereby purchase and accept the Notes and the Warrants from Seller.

         1.2 Consideration for Purchase of the Notes. Subject to the terms of this Agreement, Purchaser hereby agrees to pay to Seller, by check or wire transfer to the account of Seller, $5,000,000, as the consideration for the purchase of the Notes (the "Note Consideration"). It is the intention of the parties that the Note Consideration shall be advanced in multiple advances, with $2,000,000 being paid at the time of the closing of Seller's acquisition of Production Well Services, Inc. and $3,000,000 being paid at the time of the closing of Seller's acquisition of Petro-Log, Inc. Interest under the Notes shall accrue on amounts actually advanced.

         1.3 Consideration for Purchase of the Warrants. Subject to the terms of this Agreement, Purchaser hereby agrees to pay to Seller at Closing, by check or wire transfer to the account of Seller, $33,300 (or $.05 per share subject to the Warrants) as the consideration for the purchase of the Warrants (the "Warrant Consideration;" the Note Consideration and the Warrant Consideration are collectively referred to herein as the "Consideration").

         1.4 Option to Extend Bridge Loan Note. The Bridge Loan Note will provide that, at the option of Seller, Seller may extend the term of the Bridge Loan Note an additional 30 days in consideration of issuance by Seller to Purchaser of new warrants to purchase an additional 20,000 shares of Seller's Common Stock containing terms identical to the Warrants.

         1.5 Origination Fee. Seller agrees to pay Purchaser at Closing a one-time origination fee in the amount of $35,000 (the "Origination Fee") for the payment of the Note Consideration.

         1.6 Subordination to Future Financing. Purchaser agrees to enter into subordination agreements with (i) a senior secured lender that provides financing to Seller in an amount not to exceed $4,000,000 and (ii) a senior secured lender that provides working capital financing to Seller in an amount not to exceed $2,000,000 (in this section, the "Senior Lenders"), pursuant to which Purchaser would subordinate its security interests and rights to the indebtedness and security interests of the Senior Lenders. Such subordination agreements shall be on terms and conditions acceptable to all parties (including Purchaser, which agrees to negotiate in good faith with respect to the subordination agreement) at the time they are entered into. Such subordination agreements shall not obligate Purchaser to "stand still" for a period of time longer than 120 days after a default by Seller in its obligations to the Senior Lender(s).

         1.7 Future Financings. If Seller, at any time so long as the Convertible Note is outstanding, intends to issue or sell any shares of capital stock, debt securities or securities convertible into, exchangeable for or exercisable for shares of capital stock or debt securities (a "Financing"), Seller shall give Purchaser written notice (the "Offer") of its intent to engage in a Financing, specifying its basic terms and conditions. If Purchaser gives notice to Seller, specifying Purchaser's basic terms and conditions, of its intent to provide Financing on a basis materially similar to the proposal set forth in the Offer within five (5) business days after receipt of the Offer (a "Financing Notice"), then Seller shall be obligated to consummate the Financing only with Purchaser and Purchaser shall be obligated to provide the financing at the time committed by the third party whose commitment gave rise to the Offer. If Purchaser does not within five (5) business days after receipt of the Offer give to Seller a Financing Notice, Purchaser shall be deemed to have waived its rights to provide the Financing under this Section, and Seller may thereafter obtain such Financing from a third party or parties if such third party Financing is on the same basic terms and conditions as those set forth in the Offer. Any proposed Financing on terms materially different than those basic terms and conditions in the Offer deemed waived by Purchaser shall require a new Offer and compliance by Seller with the provisions of this Section. Notwithstanding the foregoing, Seller shall not be required to comply with this
Section in connection with: (i) the issuance and sale of Common Stock or convertible securities in connection with any employee stock option plan, arrangement or agreement now or hereafter in effect; (ii) the issuance of capital stock of Seller upon exercise of the Warrants or otherwise issued to Purchaser or its assigns; (iii) the issuance of capital stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof or hereafter issued; (iv) a public offering of securities; (v) any loan from a regular commercial lending source; or (vi) any securities issued with the favorable vote of Purchaser's designee as a director of the Seller.

         1.8  Other  Permitted   Debt.   Seller  shall  be  permitted  to  incur
indebtedness for borrowed money for the purchase or financing of equipment in the ordinary course of business, in an amount not to exceed $2,500,000.



                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Purchaser that each of the following statements (i) are true and correct on the date hereof and (ii) will be true and correct in all material respects on the date each advance of the Note Consideration is made:

         2.1 Organization, Standing and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Seller is licensed and qualified to do business as a foreign corporation in each jurisdiction in which the character of Seller's properties, owned or leased, or the nature of its activities makes such qualification or license necessary.

         2.2 Authority; No Defaults. Seller has all requisite corporate power and authority to enter into the Transaction Documents and to consummate the transactions contemplated thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Seller. The Transaction Documents have been executed and delivered by Seller and constitute the valid and binding obligation of Seller, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of the Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default or event of default) under, any provision of any charter, bylaw, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance or regulation, or any restriction to which any property of Seller is subject or by which Seller is bound, the effect of which would be materially adverse to Seller. Seller is not, nor does Seller have knowledge that it is alleged to be, in material violation or default of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of Seller.

         2.3 Approvals. There is no legal impediment to the execution and delivery of the Transaction Documents by Seller or to the consummation of the transactions contemplated thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by Seller of the transactions contemplated thereby.

         2.4 Charter and Bylaws. Seller has furnished to Purchaser true and complete copies of its charter and bylaws, each as amended to date and as presently in effect.

         2.5 SEC Documents. (a) Seller has made all filings with the Securities and Exchange Commission ("SEC") that it has been required to make under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 1994. Seller has provided to Purchaser true, complete and correct copies of Seller's annual report on Form 10-K ("Seller's Form 10K") for the fiscal year ended December 31, 1996, together with all amendments thereto, Seller's quarterly report on Form 10-Q for the fiscal quarter ended March 31, 1997, together with all amendments thereto, and any and all filings with the SEC made by Seller (including all requested exhibits to such filings) since the filing of said Form 10-K (all such documents that have been filed with the SEC, as amended, are referred to as the "Seller SEC Documents"). As of their respective dates, and except as amended, Seller SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) The financial statements of Seller included in Seller SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of Seller as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Since March 31, 1997, (i) there have been no material adverse changes in Seller's business, operations or financial condition and (ii) Seller's operations have been conducted in the ordinary course of business except as disclosed in writing to Purchaser.

         2.6 Litigation. Except as set forth on Schedule 2.6, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to the best knowledge of Seller, threatened against or affecting Seller, nor is there any outstanding judgment, order, writ, injunction or decree against Seller, which judgment would have a material adverse effect on Seller. Seller is not subject to any court order, writ, injunction, decree, settlement agreement or judgment that contains or orders any on-going obligations, whether prohibitory or mandatory in nature, the performance of which would have a material adverse effect on Seller.

         2.7 Capitalization. Seller has authorized capital stock of 50,000,000 shares of Common Stock of which, as of the date hereof, there are 2,185,216 shares issued and outstanding. All of the issued and outstanding shares of Common Stock were duly and validly issued and are fully paid and non-assessable. None of the outstanding shares of Common Stock has been issued in violation of any preemptive rights of the current or past stockholders of Seller. As of the date hereof, Seller has reserved for issuance (i) an aggregate of 972,333 shares of Common Stock issuable on issuance of stock options to employees, officers, directors and other persons and (ii) an aggregate of 303,750 shares of Common Stock issuable on exercise outstanding warrants, options, or of convertible securities other than those listed in (i) above. Except as set forth on Schedule
2.7 or described above in (i),

(ii) and (iii), there are no outstanding options, warrants or rights to subscribe for, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Seller or contracts, commitments, understandings or arrangements by which Seller is or may be obligated to issue additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. All of the Common Stock issued on the exercise of the Warrant will be fully paid, non-assessable and free and clear of any Encumbrances. As used in this Agreement, the term "Encumbrance" means and includes (i) any security interest, mortgage, deed of trust, lien, charge, pledge, proxy, adverse claim, equity, power of attorney, or restriction of any kind, including but not limited to, any restriction or servitude on the use, transfer, receipt of income, or other exercise of any attributes of ownership, and (ii) any Uniform Commercial Code financing statement or other public filing, notice or record that by its terms purports to evidence or notify interested parties of any of the matters referred to in clause (i) that has not been terminated or released by another proper public filing, notice or record.

         2.8 Subsidiaries. Schedule 2.8 sets forth the only active subsidiary of Seller, including state or country of organization and address of its principal executive offices ("Active Subsidiary"). For purposes of this Agreement and the other agreements contemplated hereby, the Active Subsidiary is the only "subsidiary" of Seller. Schedule 2.8 also discloses four inactive corporations and/or limited partnerships owned by Seller (the ("Inactive Organizations"), all four of which are at this time inactive, defunct, and have no value. No representation, warranty, financial standard or other provision of this Agreement, or any agreement contemplated hereby, shall be deemed violated by virtue of the fact that any of the Inactive Organizations do not meet said representation, warranty, financial standard or other provision. However, if any Inactive Organization begins to conduct any business (other than activities to "wind down" such organization) such Inactive Organization shall be considered an Active Subsidiary (and cease to be an Inactive Organization) from that point forward. The Active Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to own, to lease or to operate its properties and to carry on its business as it is now being conducted and is duly qualified or licensed to do business in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification or license necessary, unless the failure to be so licensed or qualified would not have a material, adverse effect on Seller. Except as set forth in Schedule 2.8, all outstanding shares of capital stock of the Active Subsidiary were duly and validly issued and are fully paid, nonassessable and owned by Seller or a subsidiary of Seller, free and clear of all Encumbrances. There are no options, warrants or other rights, agreements or commitments (including preemptive rights) obligating Seller or the Active Subsidiary to issue, to sell or to transfer any shares of capital stock or other securities of the Active Subsidiary.

         2.9 Liabilities. Except as set forth in Schedule 2.9, Seller has no liabilities or obligations, either accrued, absolute, contingent, or otherwise that have a material adverse effect on the value or business of Seller, and Seller has no knowledge of any potential liability that it reasonably believes would likely result in a material adverse effect on the value or business of Seller, other than those (a) reflected or reserved against in the balance sheets reported on Seller's Form 10K or (b) incurred in the ordinary course of business since March 31, 1997.

         2.10 Licenses, Permits, Authorizations, Etc. Seller holds all approvals, authorizations, consents, licenses, orders, franchises, rights, registrations and permits of any type required to operate its business as presently conducted. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any revocation, cancellation, suspension or modification of any such approval, authorization, consent license, order, franchise, right, registration or permit.

         2.11 Title to  Assets;  Encumbrances.  Except as set forth in  Schedule
2.11:

                  (a)  Seller  has good and  indefeasible  title to its  assets, whether real, personal or intangible, free and clear of all Encumbrances except (i) liens for current taxes and assessments not yet due or being contested in good faith by appropriate proceedings, (ii) mechanic's liens arising under the operation of law for actions contested in good faith or for which payment arrangements have been made, (iii) liens granted or incurred by Seller in the ordinary course of its business or financing of equipment, office space, furniture and computers in the ordinary course of its business, and easements, rights of way, encroachments or other restrictions or matters affecting title which do not prevent the assets from being used for the purpose for which they are currently being used;

                  (b) There are no parties in possession of any of the assets of Seller other than personal property held by third parties in the reasonable and ordinary course of business. Seller enjoys full, free and exclusive use and quiet enjoyment of its assets and its rights pertaining thereto. Seller enjoys peaceful and undisturbed possession under all leases under which it is a lessee, and all such leases are legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms.

         2.12 Taxes and Returns. Seller has filed all required tax returns and reports. Seller has paid all taxes, assessments and governmental charges and penalties which it has incurred, except such as are being or may be contested in good faith by appropriate proceedings. Seller is not delinquent in the payment of any tax, assessment or governmental charge. No deficiencies for any taxes have been proposed, asserted, or assessed against Seller, and no requests for waivers of the time to assess any such tax are pending. For the purposes of this Agreement, the term "tax" (including, with correlative meaning, the terms "taxes" and "taxable") shall include all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts.

         2.13 Insurance. Each policy of property, fire and casualty, product liability, worker's compensation, professional liability and title insurance and other forms of insurance (except group, health and life policies) and each bond issued or posted by any person with respect to any operations or other activities of Seller is, to the knowledge of Seller, the legal, valid and binding obligation of the insurer or bond issuer, enforceable in accordance with its terms, and is in an amount and provides for coverage as is customary in the ordinary business practices of Seller's industry.

         2.14 Patents, Trademarks, Etc. Seller has no patents, trademarks, service marks, works of authorship, tradenames, brandnames or copyrights. Seller is not using, and does not have any plan to manufacture, use or sell anything which would violate or infringe on any patent or proprietary right (of which Seller is aware) of any other person, firm or corporation or which would require a license under any such patent or proprietary right.
Seller has not received any communications alleging that Seller has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights, works of authorship or trade secrets or other proprietary rights in processes of any other person or entity.

         2.15 Material  Contracts and  Obligations.  Attached hereto as Schedule
2.15 is a list of all material agreements of any nature to which Seller is a party or by which it or any of its properties is bound, including without limitation, the Master Service Agreement with the ten top customers (based on dollar volume) of Seller, all employment and consulting agreements, loan agreements, leases, purchase contracts, employee benefit, bonus, pension, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements. True and complete copies of such written agreements have been provided to Purchaser. All such agreements and contracts are valid, binding and in full force and effect. Seller is not in default on any of the agreements listed on Schedule 2.15.

         2.16 Compliance. Except as set forth on Schedule 2.16 Seller has complied in all material respects with all laws, and is not in violation of any charter or other corporate restrictions or any law, ordinance, requirement, regulation, judgment, injunction, award, decree, or other order applicable to its business. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which Seller is a party or by which it is bound, any provision of any state or federal judgment, decree, order, injunction, writ, statute, rule or regulation applicable to or binding upon Seller, which materially adversely affects or, in the future is reasonably likely to affect materially and adversely the business, prospects, condition, affairs or operations of Seller or any of its properties or assets. To the knowledge of Seller, no employee of Seller is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other contract or agreement relating to the employment of such employee with Seller.
         2.17 Employees. Seller has obtained employment agreements, some of which contain nondisclosure and assignment of invention provisions and non-competition provisions, with Seller from some employees and consultants of Seller whose employment responsibility requires access to confidential and proprietary information of Seller, in a form satisfactory to Purchaser. Seller has complied in all material respects with all applicable and material state and federal laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment, and there are no arrears in the payment of wages, or social security taxes.

         2.18 Transactions with Affiliates and Stockholders. Except as set forth on Schedule 2.18, no stockholder, officer, director or employee of Seller, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), is presently a party to any transaction with Seller, including without limitation, any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to, any such person or entity.

         2.19 Use of Proceeds. Seller will not use the Consideration, except as set forth on Schedule 2.19 hereof. Without limiting the foregoing, Seller intends to use the Consideration to (i) fund Seller's acquisition of the assets of Petro-Log, Inc. ("Petro-Log") and Production Well Services, Inc. ("PWS") (collectively, the "Acquisitions"); and (ii)(A) acquire new trucks, tools, computer equipment and other equipment for equipping said trucks, office equipment and such other equipment and facilities as are needed to modernize and update the fleet of Seller, the Active Subsidiary, Petro-Log and PWS; (B) pay attorneys fees and transactional costs in connection with this Agreement and all agreements contemplated hereby; and (C) pay off the debt to TrustMark Bank, Columbus and Jackson, Mississippi in an amount not to exceed $200,000; provided, however, that the proceeds to be used as described in this item (ii) shall not exceed the limits set forth on Schedule 2.19 hereof. Seller shall not use the Consideration for any other purpose without the prior consent of Purchaser.

         2.20 Books and Records. The minute books of Seller furnished to counsel to Purchaser for review contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger and stock transfer records of Seller furnished by Liberty Transfer Company to counsel to Purchaser for review is complete and reflects all issuances, transfers of which Seller is aware, repurchases and cancellations of shares of capital stock of Seller.

         2.21 Stockholder Agreements. Except as set forth in Schedule 2.21 or as contemplated by this Agreement, there are no agreements, written or oral, which are (i) between Seller and any holder of its capital stock, or (ii) to the knowledge of Seller, among any persons holding five percent (5%) or more of Seller's capital stock, relating to the acquisition, disposition or voting of the capital stock of Seller.

         2.22 ERISA. Except as disclosed on Schedule 2.22, seller has no employee benefit plans subject to the Employment Retirement Income Security Act of 1974.

         2.23 Accounts Receivable. All accounts receivable of Seller (including those reflected on the Balance Sheet or acquired on or prior to the Closing
Date) arose in the ordinary and usual course of business of Seller, represent valid obligations due to Seller and have been collected or are, to Seller's best knowledge, collectible in the ordinary and usual course of business of Seller in the aggregate recorded amounts thereof in accordance with their terms less in the case of accounts receivable reflected in the Financial Statements, all allowance for doubtful accounts marked therein, and in the case of accounts receivable thereafter, all allowances for doubtful accounts consistent with past practices of Seller.

         2.24 Hazardous Wastes and Substances. Neither the operations of Seller nor the use of its assets violates any applicable federal, state or local law, statute, ordinance, rule, regulation, memorandum of understanding, order or notice requirement pertaining to the collection, transportation, storage, treatment, discharge, release or disposal of hazardous or non-hazardous waste or substances, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C, ss.ss.9601 et seq.), as amended from time to time on or before the Closing Date ("CERCLA") (including, without limitation, as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and such regulations promulgated under CERCLA on or before the Closing Date, (ii) the Resources Conservation and Recovery Act of 1976 (42 U.S C. ss.ss.6901 et seq.), as amended from time to time ("RCRA") on or before the Closing Date, and such regulations promulgated under RCRA, (iii) any applicable federal, state or local laws or regulations relating to the environment in effect on the Closing Date (collectively, the "Applicable Environmental Laws"). Except as disclosed on Schedule 2.24, none of the operations of Seller has ever been conducted nor have any of its assets been used in such a manner as to constitute a violation of any of the Applicable Environmental Laws. No notice has been served on Seller by any person or Governmental Entity regarding any existing, pending or threatened investigation or inquiry related to violations under any Applicable Environmental Law, or regarding any claims for corrective action, remedial obligations or contribution for removal costs or damages under any Applicable Environmental Law, or regarding the designation of Seller or any of its affiliates as a potentially responsible party for any facility under the Applicable Environmental Laws, nor does any fact or circumstance exist which, if disclosed publicly, would be reasonably likely to result in the service on Seller of any such notice. There has been no action taken, or omitted to be taken by Seller which has caused, or would be reasonably likely to cause, a "release" of any "hazardous substance" at any "facility," without limitation, within the meaning of such terms as defined in the Applicable Environmental Laws.

         2.25 Disclosures. Neither this Agreement nor any Exhibit or Schedule hereto, nor any certificate or other instrument furnished to Purchaser or its counsel by Seller in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

                                    COVENANTS

         3.1 New Subsidiaries. Seller agrees that (i) any Inactive Organization which becomes an Active Subsidiary after the execution of this Agreement and
(ii) any other entity of which Seller obtains control (directly or indirectly) of more than 50% of the outstanding voting stock or equity interests shall execute a written agreement to be bound by that certain Subsidiary Security Agreements, dated as of even date herewith, before the events set forth in (i) or (ii) above have occurred.

         3.2 Additional Security Interests. Seller agrees that if any Inactive Organization begins to conduct any business Seller shall pledge all of its interest in such Inactive Organization to secure the Notes by (i) executing a security agreement substantially in the form of that certain Borrower Security Agreement, dated as of even date herewith and (ii) delivering all certificates representing the shares of stock being pledged, before such Inactive Organization commences doing business.

                                   ARTICLE IV

                                   THE CLOSING

         4.1 Time and Place. Subject to the provisions of Section 1.2 herein, the closing of the purchase and sale of the Notes and the Warrant (the "Closing") will take place on a date agreed to by the parties (the "Closing Date"), at the offices of Gardere Wynne

Sewell & Riggs, L.L.P., unless another time and place are agreed to by the parties.

         4.2 Conditions to the Obligation of Seller. The obligation of Seller to effect the Closing is subject to Purchaser delivering, or causing to be delivered, to Seller at the Closing the Consideration.

         4.3 Conditions to the Obligation of Purchaser. The obligation of Purchaser to effect the Closing is subject to satisfactory completion of the Acquisitions and payment by Seller of the Origination Fee. The obligation of Purchaser is further subject to Seller delivering, or causing to be delivered, to Purchaser at the Closing the following documents:

                  4.3.1 copies, certified by the Secretary of State, of the charter of Seller and all amendments thereto;

                  4.3.2 copies, certified by the Secretary of Seller as of the Closing Date, of the bylaws of Seller and all amendments thereto;

                  4.3.3 copies, certified by a certificate of the Secretary of Seller as of the Closing Date, of resolutions duly adopted by the board of directors of Seller, authorizing the execution and delivery by Seller of the Transaction Documents and all other agreements attached hereto as Exhibits or contemplated herein, the completion of the sale of the Notes and Warrants and the taking of all such other corporate action as shall have been required as a condition to, or in connection with, the sale of the Notes and Warrants;

                  4.3.4    the Agreement;

                  4.3.5    the Notes;

                  4.3.6    the Warrants;

                  4.3.7    the Registration Rights Agreement;

                  4.3.8    the Security Agreement;

                  4.3.9    the Voting Agreement;

                  4.3.10   Subsidiary Security Agreements;

                  4.3.11   Subsidiary Guaranties;

                  4.3.12 an opinion of William S. Clarke, P.A., counsel to Seller, in form and substance acceptable to Purchaser and addressing the matters set forth in Sections 2.1, 2.2, 2.3 and 2.7;

                  4.3.13 a certificate of an Officer of Seller to the effect that the representations and warranties of Seller herein contained shall be true as of and at the Closing Date with the same effect as though made at such date, except as affected by transactions permitted or contemplated by this Agreement; and further to the effect that Seller shall have performed and complied with all covenants required by this Agreement to be performed or complied with by it before the Closing Date; and

                  4.3.14 a letter in favor of Purchaser's lender, in the form of that attached hereto as Exhibit F.

                                    ARTICLE V
                               GENERAL PROVISIONS

         5.1  Survival  of  Representations,   Warranties  and  Agreements.  The
representations, warranties and agreements contained in this Agreement shall survive the Closing.

         5.2 Notices. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.

         (a)      If to Seller:

         Black Warrior Wireline Corp.
         3748 Highway #45 North
         Columbus, Mississippi  39701
         Attn: __________________

         (b)      If to Purchaser:

         St. James Capital Partners, L.P.
         c/o St. James Capital Corp.
         1980 Post Oak Boulevard, Suite 2030
         Houston, Texas 77056
         Attn: John L. Thompson

         5.3 Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and is not intended to confer upon any other person any rights or remedies hereunder, (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware and (iv) may be executed in two or more counterparts which together shall constitute a single agreement.

         5.4 Publicity. Seller and Purchaser promptly shall advise and cooperate with the other prior to issuing, or permitting any of its directors, officers, employees or agents to issue, any press release with respect to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, without the prior consent of Purchaser, neither Seller nor any of its directors, officers, employees or agents shall issue any press release which includes the name of Purchaser or any of Purchaser's affiliates.

         5.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.

         5.6 Schedules. All statements contained in any exhibit, schedule, appendix, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.

         5.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which constitutes an original execution and, in the aggregate, constitute a single document.

         5.8 Expense Reimbursement. Seller will reimburse to Purchaser, within 10 days after Purchaser's presentation of an invoice therefor, all of Purchaser's direct costs relating to the negotiation, documentation and closing of the transactions contemplated by this Agreement, including without limitation the direct fees and expenses of counsel for Purchaser.

         5.9 Restrictions on Transfer. (a) Purchaser shall not transfer the Notes except by the grant of a security interest to its lender or lenders. As between Purchaser and its lender or lenders, the Notes are transferrable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. Any lender to which Holder grants a security interest in this Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring this
Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

                  (b) Purchaser shall not transfer the Warrants or any new warrants described in Section 1.4 of this Agreement except to the partners of Purchaser.

         5.10 Expenses of Dispute Resolution. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which it may be entitled.

                             SELLER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, Seller has signed this Agreement as of the date first written above.


                                              BLACK WARRIOR WIRELINE CORP.



                                              /s/ William L. Jenkins, President

                           PURCHASER'S SIGNATURE PAGE

IN WITNESS WHEREOF, Purchaser has signed this Agreement as of the date first written above.


                                              ST. JAMES CAPITAL PARTNERS, L.P.

                                     By:      St. James Capital Corp., its
                                                 General Partner




                                     By:      /s/ John L. Thompson, President



                                                                       EXHIBIT 4


THE SECURITIES REPRESENTED BY THIS NOTE AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM
REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

THIS NOTE MAY BE SUBORDINATE TO CERTAIN INDEBTEDNESS OF BLACK WARRIOR WIRELINE CORP. AS AND TO THE EXTENT SET FORTH IN THAT CERTAIN AGREEMENT FOR PURCHASE AND SALE DATED JUNE 5, 1997 BETWEEN BLACK WARRIOR WIRELINE CORP. AND ST. JAMES CAPITAL PARTNERS, L.P.


                          BLACK WARRIOR WIRELINE CORP.
                     $2,000,000 CONVERTIBLE PROMISSORY NOTE


$2,000,000                    Houston, Texas                       June 5, 1997


         BLACK WARRIOR WIRELINE CORP., a Delaware corporation (hereinafter called the "Company," which term includes any directly or indirectly controlled subsidiaries or successor entities), for value received, hereby promises to pay to St. James Capital Partners, L.P., a Delaware limited partnership (hereinafter called "Holder"), or its registered assigns, the principal sum of Two Million Dollars ($2,000,000), together with interest on the amount of such principal sum from time to time outstanding, payable in accordance with the terms set forth below. It is the intention of the parties that the principal sums of this Note and the Bridge Loan Note (as defined below) shall be advanced in multiple Advances (as defined below). No Advance shall be made under this Note if an Event of Default (as defined below) exists or would exist but for the passage of time. Interest under the Notes shall accrue on amounts actually advanced.

         THE OBLIGATIONS OF THE COMPANY CONTAINED IN THIS NOTE ARE SECURED BY A SECURITY AGREEMENT BETWEEN THE COMPANY AND THE HOLDER DATED AS OF THE DATE HEREOF (THE "SECURITY AGREEMENT"). THE OBLIGATIONS OF THE COMPANY CONTAINED IN THIS NOTE ARE FURTHER SUBJECT TO THE TERMS OF A SUBSIDIARY SECURITY AGREEMENT (HEREIN SO CALLED) BETWEEN THE SUBSIDIARIES OF THE COMPANY AND THE HOLDER, AND A SUBSIDIARY GUARANTY (HEREIN SO CALLED ) BY EACH OF THE SUBSIDIARIES OF THE COMPANY IN FAVOR OF THE HOLDER, BOTH DATED AS OF THE DATE HEREOF.


                                    ARTICLE I

                                   DEFINITIONS

         1.1 Definitions. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision.

         "Advance" means a disbursement of proceeds of this Note or the Bridge Loan Note.

         "Board of Directors" means the board of directors of the Company as elected from time to time or any duly authorized committee of that board.

         "Bridge Loan Note" means the $3,000,000 10% Bridge Loan Promissory Note of the Company to Holder dated the date hereof.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to be closed.

         "Common Stock" means shares of common stock, par value $0.0005 per share, of the Company.

         "Conversion Price" means the price per share determined in accordance with Articles IV and V (as adjusted in accordance with the terms of this Note) at which shares of Common Stock shall be delivered to Holder upon conversion of this Note.

         "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

         "Event of Default" has the meaning specified in Section 3.1.

         "Indebtedness" of any Person means all indebtedness of such Person, whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed, (a) for the principal of and premium, if any, and interest on all debts of the Person whether outstanding on the date of this Note or thereafter created (i) for money borrowed by such Person (including capitalized lease obligations), (ii) for money borrowed by others (including capitalized lease obligations) and guaranteed, directly or indirectly, by such Person, or (iii) constituting purchase money indebtedness, or indebtedness secured by property at the time of the acquisition of such property by such Person, for the payment of which the Person is directly or contingently liable;
(b) for all accrued obligations of the Person in respect of any contract, agreement or instrument imposing an obligation upon the Person to pay over funds; (c) for all trade debt of the Person; and (d) for all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the indebtedness referred to in (a), (b) or (c) above.

         "Maturity Date", when used with respect to this Note, means June 5, 2002 (or such earlier date upon which the Note becomes due and payable under Section 3.2).

         "Note" means this 9% Convertible Promissory Note, as hereafter amended, modified, substituted or replaced.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, other entity, unincorporated organization or government or any agency or political subdivision thereof.

         "Subsidiary" means a corporation or other entity more than 50% of the outstanding voting stock of which, or more than 50% of the equity interest in which, is owned, directly or indirectly, by the Company or by one or more other Subsidiary of the Company, or by any combination of the Company and one or more other Subsidiaries, provided, however, that the following shall not be deemed Subsidiaries for purposes of this Note: Black Warrior International, Inc.; Black Warrior International (Bermuda), Ltd.; Black Warrior Oil and Gas, Inc.; and Black Warrior Syria, Ltd. (collectively, the "Inactive Organizations"). However, if any Inactive Organization begins to conduct any business (other than activities to "wind down" such organization), such Inactive Organization shall be considered a Subsidiary under this Agreement from that point forward. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                                   ARTICLE II

                                    PAYMENTS

         2.1 Interest. From the date of this Note through the Maturity Date, interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at a rate equal to nine percent (9%) per annum calculated on the basis of a 360-day year. All past due amounts of principal and interest shall bear interest at fifteen percent (15%) per annum calculated on the basis of a 360-day year until paid.

         2.2 Payment of Principal and Interest. The principal and unpaid interest of this Note shall be due and payable in full on the Maturity Date. At any time, the Holder may, at its option and in lieu of cash, elect to be paid all accrued and unpaid interest owed to Holder by the Company in the form of Common Stock, based on a price per share equal to the Conversion Price (the "Price Per Share"). The amount of all accrued and unpaid interest on the Maturity Date shall be divided by the Price Per Share into a whole number of shares of Common Stock, with the remainder, if any, being paid in cash.

         2.3 Prepayments. Subject to Holder's right to convert, at any time before the Maturity Date, the Company may prepay this Note, in whole or in part, without penalty or discount, upon five days' prior written notice given to Holder pursuant to Section 7.6. All payments made under this Note shall be applied first to accrued interest, and the balance, if any, to principal; provided, however, that interest shall accrue on any remaining principal balance and shall be payable at the rate provided above.

         2.4 Manner of Payment. Cash payments of principal and interest on this Note will be made by delivery of checks to Holder at its address as set forth in this Note or wire transfers pursuant to instructions from Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be made on the next occurring Business Day following said payment date and shall include interest through said next occurring Business Day.

         2.5 Security; Guaranty. This Note is secured by the collateral defined in the Security Agreement and by the collateral defined in the Subsidiary Security Agreement. This Note and the obligations hereunder and under the Security Agreement and the Subsidiary Security Agreement are guaranteed by the Subsidiaries of the Company pursuant to the Subsidiary Guaranty.

                                   ARTICLE III

                                    REMEDIES

         3.1      Events of Default. An "Event of Default" occurs if:

                  (a) the Company defaults in the payment or mandatory prepayment of the principal or interest on this Note, or in the payment or a mandatory prepayment of the principal or interest of the Bridge Loan Note, when such principal or interest becomes due and payable and such default remains uncured for a period of five days; or

                  (b) the Company or any Subsidiary defaults in the performance of any covenant made by the Company, and such default remains uncured for a period of 45 days in any of (i) that certain Agreement of Purchase and Sale dated of even date herewith, by and between the Company and Holder (the "Purchase Agreement"), (ii) the Common Stock Purchase Warrants issued by the Company to Holder as of the date hereof (the "Warrants"); (iii) that certain Registration Rights Agreement dated of even date herewith, by and between the Company and the Holder, pursuant to which the Company grants to the Holder certain registration rights in respect of the shares of Common Stock that may be issued under the Note and upon exercise of the Warrants (the "Registration Rights Agreement"); (iv) the Security Agreement; (v) the Bridge Loan Note; (vi) the Subsidiary Security Agreement; (vii) the Subsidiary Guaranty; or (viii) this Note (other than a default in the performance of a covenant specifically addressed elsewhere in this Section 3.1) provided that a default in the performance of any covenant in Sections 8(a), 8(c), 8(d), 8(e), 8(f), 8(h), 8(i), 8(j), 8(k), 8(l), 8(m) or
         8(n) of the Security Agreement or Section 6.1 of this Note shall be an event of Default immediately upon occurrence; or

                  (c) any representation or warranty made by the Company or any Subsidiary in the Purchase Agreements, the Warrants, the Registration Rights Agreement, the Bridge Loan Note, the Subsidiary Security Agreement, the Subsidiary Guaranty, or this Note or in any certificate furnished by the Company in connection with the consummation of the transaction contemplated thereby or hereby, is untrue in any material respect as of the date of making thereof and such default remains uncured for a period of 45 days; or
                  (d) the Company or any Subsidiary defaults in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness of the Company or such Subsidiary (other than the Indebtedness evidenced by this Note) having an aggregate principal amount in excess of $100,000 or on any Indebtedness of the Company to any of its Stockholders and such default remains uncured for a period of 45 days; or

                  (e) a court of competent jurisdiction enters a judgment or judgments against the Company or any Subsidiary, or any property or assets of the Company or any Subsidiary, for the payment of money aggregating $100,000 or more in excess of applicable insurance coverage (other than the judgment disclosed on Schedule 3.1(e) hereto) and such default remains uncured for a period of 45 days; or

                  (f) a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal or state law, or appointing a custodian, receiver,liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or any Subsidiary or ordering the winding up or liquidation of the affairs of the Company or any Subsidiary and any such decree or order of relief or any such other decree or order remains unstayed for a period of 90 days from its date of entry; or

                  (g) the Company or any Subsidiary commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the Company or any Subsidiary files a petition, answer or consent seeking reorganization or relief under any applicable federal or state law, or the Company or any Subsidiary makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or

                  (h) any person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) becomes the beneficial owner of 40% or more of the total voting power of the Company and was not the beneficial owner of 40% or more of the total voting power of the Company as of the date of this Agreement; provided that the foregoing shall not include any person or group who or which acquires Warrants (as that term is defined in that certain Agreement for Purchase and Sale dated June 5, 1997 between the Company and Holder [the "Purchase Agreement"]) or shares of the Company's Common Stock issuable upon exercise of Warrants or upon conversion of this Note; and further provided that such default has not been cured or waived within ninety (90) days following such change of beneficial ownership.

                  (i) the Company or any Subsidiary (1) merges or consolidates with or into any other Person (unless the Company or any of its Subsidiaries is the surviving or acquiring party); (2) dissolves or liquidates; or (3) sells all or any substantial portion of its assets (unless the purchaser is a Subsidiary of the Company).

         3.2 Acceleration of Maturity. This Note and all accrued interest shall automatically become immediately due and payable if an Event of Default described in Sections 3.1(f), 3.1(g) or 3.1(i) occurs and, this Note shall, at the option of the Holder in its sole discretion, become immediately due and payable if any other Event of Default occurs, and in every such case the Holder of the Note may declare the principal and interest on the Note to be due and payable immediately.


                                   ARTICLE IV

                               CONVERSION OF NOTE

         Subject to and upon compliance with the provisions of this Article, at the option of Holder, all or any part of this Note may be converted at any time, at the principal amount hereof together with accrued and unpaid interest thereon, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock. The Conversion Price shall initially be $2.75 per share. The Conversion Price shall increase to $3.25 per share on the first year anniversary of the execution of this Note. The Conversion Price shall increase to $3.75 per share on the second year anniversary of the execution of this Note and shall remain at this price from that date forward. Notwithstanding anything else to the contrary set forth herein, the Holder shall have the right to convert this Note pursuant to the terms set forth herein at any time, including the 30 Business Days following (i) the Maturity Date or (ii) any prepayment pursuant to Section 2.3 hereof. If Holder elects to convert this Note after a prepayment has been made pursuant to
Section 2.3, then Holder shall return all or such portion of the funds paid to Holder as to which Holder has elected to convert.


                                    ARTICLE V

                         ADJUSTMENT OF CONVERSION PRICE

         5.1 Anti-Dilution Provisions. The Conversion Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Conversion Price, the holder of this Note shall thereafter be entitled to purchase, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

         5.2      Adjustment of Conversion Price Upon Issuance of Common Stock.

                  5.2.1 (A) If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Conversion Price then, forthwith, upon such issue or sale, the Conversion Price shall be reduced (but not increased, except as otherwise specifically provided in Section 5.2.2), to the price (calculated to the nearest one-ten thousandth of a cent) determined by dividing (x) an amount equal to the sum of (i) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (ii) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale.

                  (B) Notwithstanding the provisions of this Section 5.2, no adjustment shall be made in the Conversion Price in the event that the Company issues, in one or more transactions, (i) Common Stock upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, in each case approved by the Board of Directors (provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock outstanding on the date hereof on a fully diluted basis that are issuable under currently effective employee plans and agreements);

         (ii) Common Stock upon exercise of this Note or any other warrant issued pursuant to the terms of the Purchase Agreement; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; or (iv) Common Stock issued as consideration in acquisitions. In addition, for purposes of calculating any adjustment of the Conversion Price as provided in this Section 5.2, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

                  5.2.2 For purposes of this Section 5.2, the following shall be applicable

                  (A) Issuance of Rights or Options. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than warrants, options or convertible securities issued as consideration for or assumed in conjunction with an acquisition or to officers, directors, or employees of the acquired entity in conjunction therewith), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Conversion Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Conversion Price specified in Section 5.2.1 hereof. Except as provided in Section 5.2.2 hereof, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (B) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase pace provided for in any right or option referred to in Section 5.2.2 above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.2.2(A) hereof, or the rate at which any Convertible Securities referred to in
         Section 5.2.2(A) hereof, are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Conversion Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Conversion Price that would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right referred to in Section 5.2.2(A) hereof, or on the termination of any such right to convert or exchange any such Convertible Securities referred to in Section 5.2.2(A) hereof, the Conversion Price then in effect hereunder shall forthwith be readjusted (increased or decreased, as the case may be) to the Conversion Price that would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been granted, issued or sold, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in Section 5.2.2(A) hereof or the rate at which any Convertible Securities referred to in Section 5.2.2(A) hereof are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the Conversion Price then in effect hereunder shall, if not already adjusted, forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                  (C) Consideration for Stock. In case at any time Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration therefor shall be deemed to be the amount received by the Company therefor. In case at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. In ease at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

                  (D) Record Date. In the ease the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
         (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the ease may be.

                  (E) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock for the purpose of this Section 5.2.

         5.3 Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         5.4 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares into which this Note may be converted immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares into which this Note may be converted immediately prior to such combination shall be proportionately reduced. Except as provided in this Section 5.4 no adjustment in the Conversion Price and no change in the number of Shares shall be made under this Article V as a result of or by reason of any such subdivision or combination.

         5.5 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected h such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

                  5.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition (except as otherwise provided below in Section 5.5.3), lawful and adequate provisions shall be made whereby the holder of this Note shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note and in lieu of the shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of this Note.

                  5.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Conversion Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

                  5.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company the obligation to deliver to such Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder hereof, such Successor Person will issue a new Note revised to reflect the modifications in this Note effected pursuant to this Section 5.5.

                  5.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sate, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the conversion of this Note either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

         5.6 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Conversion Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

         5.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon conversion of the Note and no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in the Conversion Price; provided, however, that any adjustments which by reason of this Section 5.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

         5.8 Notice of Adjustment. Whenever the Conversion Price or the number of Shares issuable upon the conversion of the Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Conversion Price and the adjusted number of Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Conversion Price and the adjusted number of Shares issuable upon the conversion of this Note or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder hereof copies of such Officer's Certificate together with a notice stating that the Conversion Price and the number of Shares purchasable upon conversion of this Note have been adjusted and setting forth the adjusted Conversion Price and the adjusted number of Shares purchasable upon conversion of this Note.

         5.9 Notifications to Holders. In case at any time the Company proposes:

                           (i) to declare  any  dividend  upon its Common  Stock
                  payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                           (ii) to offer for subscription pro rata to all of the
                  holders of its Common Stock any additional shares of capital stock of any class or other rights;

                           (iii)  to  effect  any  capital  reorganization,   or
                  reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                           (iv)   to   effect   a   voluntary   or   involuntary
                  dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the holder hereof
(a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

         5.10 Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of this Note evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Note, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Conversion Price and the number of shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to this Article except in the event of a combination of shares of the type contemplated in Section 5.4 hereof, and then in no event to an amount greater than the Conversion Price as adjusted pursuant to Section 5.4 hereof.


                                   ARTICLE VI

                                    COVENANTS

         The Company covenants and agrees that, so long as this Note is outstanding:

         6.1 Payment of Principal and Accrued Interest. The Company will duly and punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.

         6.2 Corporate Existence. The Company will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company or a Subsidiary shall not be required to preserve any such right or franchise if it shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business.

         6.3 Taxes; Claims; etc. The Company will, and will cause each Subsidiary to, promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its properties, real, personal, or mixed, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and which lien or charges will have a material adverse effect on the business of the Company; provided, however, that neither the Company nor any Subsidiary shall be required to pay or cause to be paid any such tax, assessment, charge, levy, or claim prior to institution of foreclosure proceedings if the validity thereof shall concurrently be contested in good faith by appropriate proceedings and if the Company shall have established reserves deemed by the Company adequate with respect to such tax, assessment, charge, levy, or claim.

         6.4 Maintenance of Existence and Properties. The Company will, and will cause each Subsidiary to, keep its material properties in good repair, working order, and condition, ordinary wear and tear excepted, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

         6.5 SEC Reports. The Company will deliver to the Holder within 20 days after it files them with the SEC, copies of its annual and quarterly reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required or elects to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company will timely comply with its reporting and filing obligations under the applicable federal securities laws.

         6.6 Notice of Defaults. The Company will promptly notify the Holder in writing of the occurrence of (i) any Event of Default under this Note, and (ii) any event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity of such Indebtedness.

         6.7 Compliance with Laws. The Company will promptly comply with all laws, ordinances and governmental rules and regulations to which it is subject, the violation of which would materially and adversely affect the Company.

         6.8 Amendments to Charter. The Company will not amend or modify its charter without the prior written consent of Holder.

         6.9 Mergers and Acquisitions. Without the consent of the Holder, the Company or any Subsidiary will not dissolve, liquidate, consolidate, merge or enter into a share exchange with or sell or transfer all or a substantial portion of its assets to any Person. Notwithstanding the provisions of this
Section  6.9,

Holder hereby agrees that any merger of Petro-Log, Inc. or Production Well Services, Inc. into Boone Wireline Co., Inc. or the Company is specifically permitted under this Note.

         6.10 Election of Director. The Company will use its best efforts to cause the election, at all shareholders meetings called for the purpose of electing directors of the Company or in any other action taken to elect such directors, of one person designated by Holder as a nominee (the "Designated Director"). If a vacant directorship arises due to the resignation or disability of the Designated Director, or if the Designated Director is removed for any reason, the Company will use its best efforts to cause the appointment of another person designated by Holder to replace the Designated Director.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1 Consent to Amendments. This Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the holders of a majority of the aggregate principal amount of this Note.

         7.2 Benefits of Note; No Impairment of Rights of Holder of Senior Indebtedness. Nothing in this Note, express or implied, shall give to any Person, other than the Company, Holder, and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

         7.3 Successors and Assigns. All covenants and agreements in this Note contained by or on behalf of the Company and the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company and the Holder.

         7.4 Restrictions on Transfer. Holder shall not transfer this Note except (by the grant of a security interest) to its lender or lenders. As between Holder and its lender or lenders, this Note is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. Any lender to which Holder grants a security interest in this Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring this Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

         7.5 Notice; Address of Parties. Except as otherwise provided, all communications to the Company or Holder provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses: if to the
Company: Black Warrior Wireline Corp., 3748 Highway #45 North, Columbus, Mississippi 39701, or at any other address designated by the Company in writing to Holder; if to Holder: St. James Capital Partners, L.P., _St. James Capital Corp., 1980 Post Oak Boulevard, Suite 2030, Houston, Texas 77056, Attn: John L. Thompson, or at any other address designated by Holder to the Company in writing.

         7.6 Separability Clause. In case any provision in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction does not destroy the essence of the bargain provided for hereunder.

         7.7 Governing Law. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (without regard to principles of choice of law).

         7.8 Usury. It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Delaware and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (hereinafter referred to in this Section 7.9 as "Applicable Law"). The Holder shall have no right to claim, to charge or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest (hereinafter referred to in this Section 7.9 as "Interest") at any time contracted for, charged or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.




                                              BLACK WARRIOR WIRELINE CORP.



                                     By:      /s/ William L. Jenkins,President

                                                                       EXHIBIT 5





THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

THIS NOTE MAY BE SUBORDINATE TO CERTAIN INDEBTEDNESS OF BLACK WARRIOR WIRELINE CORP. AS AND TO THE EXTENT SET FORTH IN THAT CERTAIN AGREEMENT FOR PURCHASE AND SALE DATED JUNE 5, 1997 BETWEEN BLACK WARRIOR WIRELINE CORP. AND ST. JAMES CAPITAL PARTNERS, L.P.



                          BLACK WARRIOR WIRELINE CORP.
                     $3,000,000 BRIDGE LOAN PROMISSORY NOTE


$3,000,000                       Houston, Texas                    June 5, 1997



         Black Warrior Wireline Corp., Inc., a Delaware corporation (hereinafter called the "Company," which term includes any directly or indirectly controlled subsidiaries or successor entities), for value received, hereby promises to pay to St. James Capital Partners, L.P., a Delaware limited partnership (hereinafter called "Holder"), or its registered assigns, the principal sum of Three Million Dollars ($3,000,000), together with accrued interest on the amount of such principal sum, payable in accordance with the terms set forth below. It is the intention of the parties that the principal sums of this Note and the Convertible Note (as defined below) shall be advanced in multiple Advances (as defined below). No Advance shall be made under this Note if an Event of Default (as defined below) exists or would exist but for the passage of time. Interest under the Notes shall accrue on amounts actually advanced.

         THE OBLIGATIONS OF THE COMPANY CONTAINED IN THIS NOTE ARE SUBJECT TO THE TERMS OF A BORROWER SECURITY AGREEMENT BETWEEN THE COMPANY AND THE HOLDER DATED AS OF THE DATE HEREOF (THE "SECURITY AGREEMENT"). THE OBLIGATIONS OF THE COMPANY CONTAINED IN THIS NOTE ARE FURTHER SUBJECT TO THE TERMS OF A SUBSIDIARY SECURITY AGREEMENT (HEREIN SO CALLED) BETWEEN THE SUBSIDIARIES OF THE COMPANY AND THE HOLDER, AND A SUBSIDIARY GUARANTY (HEREIN SO CALLED) BY EACH OF THE SUBSIDIARIES OF THE COMPANY IN FAVOR OF THE HOLDER, BOTH DATED AS OF THE DATE HEREOF.



                                    ARTICLE I

                                   Definitions

         I.1 For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires: (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and (iii) the words "herein" and "hereof" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision.

         "Advance" means a disbursement of proceeds of this Note or the Convertible Note.

         "Board of Directors" means the board of directors of the Company as elected from time to time or any duly authorized committee of that board.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to be closed.

         "Common Stock" means shares of common stock, par value $0.0005 per share, of the Company.

         "Convertible Note" means the $2,000,000 9% Convertible Promissory Note of the Company to Holder dated the date hereof.

         "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

         "Event of Default" has the meaning specified in Section 3.1.

         "Indebtedness" of any Person means all indebtedness of such Person, whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed, (i) for the principal of, premium on and interest on all debts of the Person whether outstanding on the date of this Note or thereafter created for money borrowed by such Person (including capitalized lease obligations), money borrowed by others (including capitalized lease obligations) and guaranteed, directly or indirectly, by such Person, or purchase money
indebtedness,   or   indebtedness   secured   by   property   ("Purchase   Money
Indebtedness") at the time of the acquisition of such property by such Person, for the payment of which the Person is directly or contingently liable; (ii) for all accrued obligations of the Person in respect of any contract, agreement or instrument imposing an obligation upon the Person to pay over funds; (iii) for all trade debt of the Person; and (iv) for all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the indebtedness referred to in (i), (ii) or (iii) above.

         "Maturity Date", when used with respect to the Note means the earlier of (i) the funding of Outside Financing or (ii) September 3, 1997 (or such earlier date upon which the Note becomes due and payable) subject to extension by Company to October 3, 1997 upon issuance by the Company to Holder of warrants to purchase 20,000 shares of Common Stock of the Company (which warrants shall be in addition to the warrants issued by the Company to Holder on the date of this Note). Such additional warrants shall be issued and delivered to the Holder on or before September 3, 1997, and if they are not delivered on or before such date, then the "Maturity Date" shall be September 3, 1997.

         "Note" means this Bridge Loan Promissory Note in the original principal amount of $3,000,000.

         "Outside Financing" shall be defined as (i) any transaction where the Company hereafter sells or transfers its equity or debt securities for cash whether in public or private offerings and

(ii) any financing from a bank or other entity made to the Company or any Subsidiary (including any financing to which Holder subordinates pursuant to Section 1.6 of the Agreement for Purchase and Sale between Holder and the Company, dated June 5, 1997). The term shall not include purchase money financing of items of equipment which is limited to the purchase price of equipment bought in the ordinary course of the Company's business.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, other entity, unincorporated organization or government or any agency or political subdivision thereof.

         "SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933.

         "Subsidiary" means a corporation or other entity in which more than 50% of the outstanding voting stock or equity interests is owned or controlled, directly or indirectly, by the Company or any combination of the Company and one or more other Subsidiaries, provided, however, that the following shall not be deemed Subsidiaries for purposes of this Note: Black Warrior International, Inc.; Black Warrior International (Bermuda), Ltd.; Black Warrior Oil and Gas, Inc.; and Black Warrior Syria, Ltd. (collectively, the "Inactive Organizations"). However, if any Inactive Organization begins to conduct any business (other than activities to "wind down" such organization), such Inactive Organization shall be considered a Subsidiary under this Agreement from that point forward. For the purposes of this definition, "voting stock" means stock or other interests which ordinarily has voting power for the election of directors, and equity interests means the right to receive the profits of the entity, when disbursed, or the assets of the entity upon liquidation or dissolution.

                                   ARTICLE II

                                    Payments

         II.1 Interest. From the date of this Note through the Maturity Date, interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at a rate equal to ten percent (10%) per annum calculated on the basis of a 360-day year until paid. All past due amounts of principal and interest shall bear interest at a rate equal to fifteen percent (15%) per annum calculated on the basis of a 360-day year until paid.

         II.2 Payment of Principal and Interest. Subject to Section 2.4 hereof, the principal and unpaid interest of this Note shall be due and payable in full on the Maturity Date.

         II.3 Prepayments. At any time before the Maturity Date, the Company may prepay all or any part of this Note in whole or in part, without penalty or discount, upon five days' prior written notice given to Holder pursuant to
Section 5.6; provided that this Note shall be mandatorily prepaid upon the closing of an Outside Financing, such prepayment to be in an amount equal to the net proceeds received by the Company or any Subsidiary from such Outside Financing but not to exceed the then outstanding principal and accrued and unpaid interest on this Note. All payments made under this Note shall be applied first to accrued interest, and the balance, if any, to principal; provided, however, that interest shall accrue under any remaining principal balance and shall be payable at the rate provided above.

         II.4 Manner of Payment upon Maturity. At maturity, payment of principal and interest on this Note will be made by delivery of checks to Holder at its address as set forth in this Note or wire transfers pursuant to instructions from Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be made on the next occurring Business Day following said payment date and shall include interest through said next occurring Business Day.

         II.5 Security; Guaranty. This Note is secured by the collateral defined in the Security Agreement and by the collateral defined in the Subsidiary Security Agreement. This Note and the obligations hereunder and under the Security Agreement and the Subsidiary Security Agreement are guaranteed by the Subsidiaries of the Company pursuant to the Subsidiary Guaranty.


                                   ARTICLE III

                                    Remedies

         III.1    Events of Default.  An "Event of Default" occurs if:

                  (a) the Company defaults in the payment or a mandatory prepayment of the principal or interest of this Note, or in the payment or a prepayment of the principal or interest of the Convertible Note, when such principal or interest becomes due and payable; or

                  (b) the Company or any Subsidiary defaults in the performance of any covenant made by the Company, and such default remains uncured for a period of 45 days, in (i) the Agreement of Purchase and Sale by and between the Company and the Holder dated as of the date hereof (the "Purchase Agreement"),
(ii) the Common Stock Purchase Warrants issued by the Company to the Holder as of the date hereof (the "Warrants"); (iii) the Registration Rights Agreement dated as of the date hereof by and between the Company and the Holder (the "Registration Rights Agreement"); (iv) the Voting Agreement dated as of the date hereof by and among the Company, certain of its stockholders, and Holder, (v) the Security Agreement; (vi) this Note; (vii) the Convertible Note; (viii) the Subsidiary Security Agreement; or (ix) the Subsidiary Guaranty; provided that a default in the performance of any covenant in Sections 8(a), 8(c), 8(d), 8(e), 8(f), 8(h), 8(i), 8(j), 8(k), 8(l), 8(m) or 8(n) of the Security Agreement or
Section 4.1 of this Note shall be an event of Default immediately upon occurrence; or

                  (c) any representation or warranty made by the Company or any Subsidiary in the Purchase Agreement, the Warrants, the Registration Rights Agreement, this Note, the Convertible Note, the Subsidiary Security Agreement, the Subsidiary Guaranty or in any certificate furnished by the Company in connection with the consummation of the transaction contemplated thereby, is untrue in any material respect as of the date of making thereof and such default remains uncured for a period of 45 days; or

                  (d) the Company or any Subsidiary defaults in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness of the Company (other than the Indebtedness evidenced by the Note or good-faith disputes with trade creditors) having an aggregate principal amount in excess of $100,000 or on any Indebtedness of the Company to any of its stockholders and such default remains uncured for a period of 45 days; or

                  (e) a court of competent jurisdiction enters a judgment or judgments against the Company or any Subsidiary or any property or assets of the Company or any Subsidiary for the payment of money aggregating $100,000 or more in excess of applicable insurance coverage (other than the judgment disclosed on Schedule 3.1(e) hereto) and such default remains uncured for a period of 45 days; or

                  (f) a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of the property of the Company or any Subsidiary or ordering the winding up or liquidation of the affairs of the Company or any Subsidiary and any such decree or order of relief or any such other decree or order remains unstayed for a period of 90 days from its date of entry; or

                  (g) the Company or any Subsidiary: (i) commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent; (ii) files a petition, answer or consent seeking reorganization or similar relief under any applicable federal or state law; (iii) makes an assignment for the benefit of creditors; or (iv) admits in writing its inability to pay its debts generally as they become due; or

                  (h) any person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) becomes the beneficial owner of 40% or more of the total voting power of the Company and was not the beneficial owner of 40% or more of the total voting power of the Company as of the date of this Agreement; provided that the foregoing shall not include any person or group who or which acquires Warrants (as that term is defined in that certain Agreement for Purchase and Sale dated June 5, 1997 between the Company and Holder [the "Purchase Agreement"]) or shares of the Company's Common Stock issuable upon exercise of Warrants or upon conversion of the Convertible Note; and further provided that such default has not been cured or waived within ninety (90) days following such change of beneficial ownership.

                  (i) the Company or any Subsidiary (i) merges or consolidates with or into any other Person, unless the Company is the surviving or acquiring party; or (ii) dissolves or liquidates; or (iii) sells all or any substantial portion of its assets.

         III.2 Acceleration of Maturity. This Note and all accrued interest shall (i) automatically become immediately due and payable if an Event of Default described in Section 3.1(f), 3.1(g) or 3.1(i) occurs, and (ii) become immediately due and payable at the option of the Holder in its sole discretion if any other Event of Default occurs.


                                   ARTICLE IV

                                    Covenants

         The Company covenants and agrees that, so long as this Note is outstanding:

         IV.1 Payment of Principal and Accrued Interest. The Company will duly and punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.

         IV.2 Corporate Existence. The Company will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company or a Subsidiary shall not be required to preserve any such right or franchise if it shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business.

         IV.3 Taxes; Claims; etc. The Company will, and will cause each Subsidiary to, promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its properties, real, personal, or mixed, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and which lien or charges will have a material adverse effect on the business of the Company; provided, however, that neither the Company nor any Subsidiary shall be required to pay or cause to be paid any such tax, assessment, charge, levy, or claim prior to institution of foreclosure proceedings if the validity thereof shall concurrently be contested in good faith by appropriate proceedings and if the Company shall have established reserves deemed by the Company adequate with respect to such tax, assessment, charge, levy, or claim.

         IV.4 Maintenance of Existence and Properties. The Company will, and will cause each Subsidiary to, keep its material properties in good repair, working order, and condition, ordinary wear and tear excepted, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

         IV.5 SEC Reports. The Company will deliver to the Holder within 20 days after it files them with the SEC, copies of its annual and quarterly reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required or elects to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company will timely comply with its reporting and filing obligations under the applicable federal securities laws.

         IV.6 Notice of Defaults. The Company will promptly notify the Holder in writing of the occurrence of (i) any Event of Default under this Note, and (ii) any event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity of such Indebtedness.

         IV.7 Mergers and Acquisitions. Without the consent of the Holder, the Company or any Subsidiary will not dissolve, liquidate, consolidate, merge or enter into a share exchange with or sell or transfer all or a substantial portion of its assets to any Person. Notwithstanding the provisions of this
Section 4.7, Holder hereby agrees that any merger of Petro-Log, Inc. or Production Well Services, Inc. into Boone Wireline Co., Inc. or the Company is specifically permitted under this Note.

         IV.8 Compliance with Laws. The Company will promptly comply with all laws, ordinances and governmental rules and egulations to which it is subject.


                                    ARTICLE V

                                  Miscellaneous

         V.1 Consent to Amendments. This Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the holders of a majority of the aggregate principal amount of the Note.

         V.2 Benefits of Note; No Impairment of Rights of Holder of Senior Indebtedness. Nothing in this Note, express or implied, shall give to any Person, other than the Company, Holder, and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

         V.3 Successors and Assigns. All covenants and agreements in this Note contained by or on behalf of the Company and the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company and the Holder.

         V.4 Restrictions on Transfer. Holder shall not transfer this Note except (by the grant of a security interest) to its lender or lenders. As between Holder and its lender or lenders, this Note is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. Any lender to which Holder grants a security interest in this Note shall be entitled to exercise all remedies to which it is entitled by contract or by law, including (without limitation) transferring this
Note into its own name or into the name of any purchaser at any sale undertaken in connection with enforcement by such lender of its remedies.

         V.5 Notice; Address of Parties. Except as otherwise provided, all communications to the Company or Holder provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses: if to the
Company: Black Warrior Wireline Corp., 3748 Highway #45 North, Columbus, Mississippi 39701 or at any other address designated by the Company in writing to Holder; if to Holder: St. James Capital Partners, L.P., St. James Capital Corp., 1980 Post Oak Boulevard, Suite 2030, Houston, Texas 77056, Attn: John L. Thompson, or at any other address designated by Holder to the Company in writing.

         V.6 Separability Clause. In case any provision in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction does not destroy the essence of the bargain provided for hereunder.

         V.7 Governing Law. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (without regard to principles of choice of law).

         V.8 Usury. It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Delaware and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (referred to as "Applicable Law"). The Holder shall have no right to claim, to charge or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest (referred to in this Section as "Interest") at any time contracted for, charged or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.


                                              BLACK WARRIOR WIRELINE CORP.




                                     By:      /s/ William L. Jenkins, President

                                                                       Exhibit 8





                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made June 5, 1997, by and between Black Warrior Wireline Corp., a Delaware corporation (the "Company"), and St. James Capital Partners, L.P., a Delaware limited partnership (the "Purchaser").

         WHEREAS, on the date hereof, Purchaser loaned the Company money and in consideration thereof acquired from the Company a 9% Promissory Note in the original principal amount of $2,000,000 and a 10% Promissory Note in the original principal amount of $3,000,000;

         WHEREAS, on the date hereof, the Purchaser acquired from the Company Common Stock Purchase Warrants (collectively, the "Warrants") which may be exercised to initially acquire 546,000 shares and 120,000 shares, respectively, of the Company's Common Stock, par value $.0005 per share ("Common Stock"), subject to adjustment (the "Shares");

         WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the Shares, as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:


                                    ARTICLE I

                                   Definitions

         As used in this Agreement, the following terms shall have the meanings set forth below:

         I.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         I.2 "Holder" shall mean Purchaser and any transferee of any Warrants or holder of any Shares issued upon exercise of any Warrants.

         I.3 "Registrable Securities" shall mean (i) the Shares; and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company until such Common Stock is sold pursuant to a Registration Statement or the exemption from registration under Rule 144(k) (or successor Rule) under the Securities Act is available with respect to the Shares.

         I.4 The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         I.5 "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Registration Rights Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         I.6 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         I.7 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Purchaser and, except as set forth above, all fees and disbursements of counsel for the Purchaser.

         I.8 "Underwritten Public Offering" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                               Registration Rights

         II.1     Demand Registration.

                  II.1.1 On demand of Purchaser, 1997, the Company shall file with the Securities and Exchange Commission a shelf registration statement covering the resale of the Shares on Form S-1, S-2, or S-3 (the "Registration Statement") which shall remain effective for the lesser of: (i) 3 years, or (ii) until such time as the Holder does not beneficially own any Registrable
Securities. The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to cause the Shares to be qualified in such state jurisdictions as the Purchaser may request.
                  II.1.2 Except as set forth herein, the Company shall take all reasonable steps necessary to keep the Registration Statement current and effective until all Shares have been distributed by the Purchaser including any necessary refiling of additional registration statements.

                  II.1.3 The Company shall be entitled to require that the parties refrain from effecting any public sales or distributions of the
Registrable Securities pursuant to a Registration Statement that has been declared effective by the Commission or otherwise, if the board of directors of the Company reasonably determines that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the board of directors reasonably determines to be material to the Company. The board of directors shall, as promptly as practicable, give the Purchaser written notice of any such development. In the event of a request by the board of directors of the Company that the Purchaser refrain from effecting any public sales or distributions of the Registrable Securities, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Registrable Securities as soon as reasonably practicable after the board of directors shall reasonably determine public sales or distributions by the Purchaser of the Registrable Securities shall not interfere with such transaction, provided, that in no event shall any requirement that the Purchasers refrain from effecting public sales or distributions in the Registrable Securities extend for more than 90 days.

         II.2     Piggyback Registration.

                  II.2.1 Subject to the terms hereof, if: (i) at any time or from time to time the Company or any shareholder of the Company shall determine to register any of its securities (except for registration statements on Form S-8 or relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder; and (ii) the Purchaser is the beneficial owner of any Registrable Securities; the Company will promptly give to the Purchaser written notice thereof no less than 10 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Registrable Securities as Purchaser may request in a writing delivered to the Company within 5 days after Purchaser's receipt of Company's written notice.

                  II.2.2  The  Purchaser  may   participate  in  any  number  of
registrations until all of the Registrable Securities held by such Purchaser have been distributed pursuant to a registration.

                  II.2.3 If any registration statement is an Underwritten Public Offering, the right of the Purchaser to registration pursuant to this Section shall be conditioned upon such Purchaser's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The Purchaser and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including the Purchaser) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by the Purchaser as compared to the number of shares proposed to be sold by all shareholders. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than ten days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                  II.2.4 The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the Purchaser has elected to include securities in such registration.

         II.3 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the Purchaser shall be borne by the Purchaser.

         II.4 Best Registration Rights. If, on or after the date of this Registration Rights Agreement, the Company grants to any person with respect to any security issued by the Company or any of its Subsidiaries registration rights that provide for terms that are in any manner more favorable to the holder of such registration rights than the terms granted to the Purchaser (or if the Company amends or waives any provision of any Agreement providing registration rights of others or takes any other action whatsoever to provide for terms that are more favorable to other holders than the terms provided to the Purchaser) then this Registration Rights Agreement shall immediately be deemed amended to provide the Purchaser with any (or all) of such more favorable terms as the Purchaser shall elect to include herein.

         II.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof.
At its expense, the Company will:
                  II.5.1 Prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in such registration statement has been completed;

                  II.5.2 Furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and the Purchaser notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing.

                  II.5.3 Use its best efforts to cause the Shares to be listed on the Nasdaq SmallCap Market and each Securities Exchange on which the Common Stock is approved for listing.

         II.6 Indemnification.

                  II.6.1 To the extent permitted by law, the Company will indemnify the Purchaser, each of its officers and directors and partners, and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Purchaser, each of its officers and directors and partners, and each person controlling Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by Purchaser, such controlling person or such underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  II.6.2 To the extent permitted by law, the Purchaser will, if securities held by the Purchaser are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Purchaser of any rule or regulation promulgated under the Securities Act applicable to Purchaser and relating to action or inaction required of Purchaser in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such Purchaser (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such Purchaser under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by Purchaser, unless such liability arises out of or is based on willful conduct by Purchaser. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                  II.6.3 Notwithstanding the foregoing paragraphs (a) and (b) of this Section, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                  II.6.4 If the indemnification provided for in this Section is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the "Selling Security Holders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Section, no Selling Security Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Security Holder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         II.7     Certain Information.

                  II.7.1 The Purchaser agrees, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding Purchaser, the Registrable Securities and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                  II.7.2 The failure of the Purchaser to furnish the information requested pursuant to this Section shall not affect the obligation of the Company to the other Selling Security Holders who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

         II.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                  II.8.1 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  II.8.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                  II.8.3 So long as the Purchaser owns any Restricted Securities (as defined in Rule 144 promulgated under the Securities Act), to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the

Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

         II.9 Transferability. The rights conferred by this Agreement shall be freely transferable to a recipient of Registrable Securities.

         II.10 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware.

         II.11 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Purchaser.

         II.12 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to the
Purchaser: St. James Capital Partners, L.P., _St. James Capital Corp., 5599 San Felipe, Suite 301, Houston, Texas 77056, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the
Company: to Black Warrior Wireline Corp., 3748 Highway #45 North, Columbus, Mississippi 39701, or at such other address as the Company shall have furnished to the Purchaser. Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

         II.13 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence  therein,  or of or in any  similar  breach or  default  thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise
afforded  to  any  party  to  this  Agreement,   shall  be  cumulative  and  not
alternative.

         II.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         II.15 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         II.16 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                          THE COMPANY'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company has executed this agreement effective upon the date first set forth above.


                                              BLACK WARRIOR WIRELINE CORP.



                                     By:      /s/ William L. Jenkins, President

                         THE PURCHASER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Purchaser has signed this Agreement as of the date first written above.


                                ST. JAMES CAPITAL PARTNERS, L.P.

                                By: St. James Capital Corp., its General Partner




                          By:   /s/ John L. Thompson, President